1933 Act Registration No. 333-82164
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                        EVERGREEN FIXED INCOME TRUST
                      (Evergreen Diversified Bond Fund)
              [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                    PART A

                          EVERGREEN FIXED INCOME TRUST
                         EVERGREEN DIVERSIFIED BOND FUND
                           PROSPECTUS/PROXY STATEMENT

                                     [LOGO]
                              Evergreen Investments

                          EVERGREEN QUALITY INCOME FUND
                               200 Berkeley Street
                                Boston, MA 02116

March 22, 2002

Dear Shareholder,

      As a shareholder of Evergreen Quality Income Fund ("Quality Income Fund"), you are invited to vote on a proposal to merge Quality Income Fund into Evergreen Diversified Bond Fund ("Diversified Bond Fund"), another mutual fund within the Evergreen Family of Funds (the "Merger"). The Board of Trustees of Evergreen Fixed Income Trust has approved the Merger and recommends that you vote FOR this proposal.

      If approved by shareholders, this is how the Merger will work:

      o Your Fund will transfer its assets and liabilities to Diversified Bond Fund.

      o Diversified Bond Fund will issue new shares that will be distributed to you in an amount equal to the value of your Quality Income Fund shares. You will receive Class A, Class B, Class C or Class I shares of Diversified Bond Fund, depending on the class of shares of Quality Income Fund you currently hold. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

      o You will not incur any sales loads or similar transaction charges as a result of the Merger.

      The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about Diversified Bond Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/ proxy statement. Please take the time to familiarize yourself with this information.

      Votes on the proposal will be cast at a special meeting of Quality Income Fund's shareholders to be held on May 13, 2002. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

      If you have any questions about the proposal or the proxy card, please call Alamo Direct Mail Services, Inc., our proxy solicitor, at 866-606-0481 (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If Quality Income Fund does not receive your vote after several weeks, you may receive a telephone call from Alamo Direct Mail Services, Inc. requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by Evergreen Investment Management Company, LLC.

     Thank you for taking this matter seriously and participating in this important process.

                                           Sincerely,


                                           /s/ William M. Ennis


                                           William M. Ennis
                                           President and Chief Executive Officer
                                           Evergreen Investment Company, Inc.

                          EVERGREEN QUALITY INCOME FUND
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                               -------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               -------------------

                           TO BE HELD ON MAY 13, 2002

      A Special Meeting (the "Meeting") of Shareholders of Evergreen Quality Income Fund ("Quality Income Fund"), a series of Evergreen Fixed Income Trust, will be held at the offices of the Evergreen Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on May 13, 2002 at 2:00 p.m., and any adjournments thereof, for the following purposes:

      1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of February 28, 2002, providing for the acquisition of all the assets of Quality Income Fund by Evergreen Diversified Bond Fund ("Diversified Bond Fund"), a series of Evergreen Fixed Income Trust, in exchange for shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of the identified liabilities of Quality Income Fund. The Plan also provides for distribution of those shares of Diversified Bond Fund to shareholders of Quality Income Fund in liquidation and subsequent termination of Quality Income Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Quality Income Fund.

      2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

      On behalf of Quality Income Fund, the Trustees of Evergreen Fixed Income Trust have fixed the close of business on February 28, 2002 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                   By order of the Board of Trustees


                                   /s/ Michael H. Koonce


                                   Michael H. Koonce
                                   Secretary


March 22, 2002

                   INFORMATION RELATING TO THE PROPOSED MERGER

                                       of

                         EVERGREEN QUALITY INCOME FUND,
                    a series of Evergreen Fixed Income Trust

                                      into

                        EVERGREEN DIVERSIFIED BOND FUND,
                    a series of Evergreen Fixed Income Trust


      This prospectus/proxy statement contains information you should know before voting on the proposed merger ("Merger") of Evergreen Quality Income Fund ("Quality Income Fund") into Evergreen Diversified Bond Fund ("Diversified Bond Fund"). If approved, the Merger will result in your receiving shares of Diversified Bond Fund in exchange for your shares of Quality Income Fund. The investment objectives of both Funds are similar. The investment objective of Quality Income Fund is to seek high current income consistent with what the portfolio managers believe to be prudent risk. The investment objective of Diversified Bond Fund is to seek maximum income without undue risk of principal.


      Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE


------------------------------------------------------------------------------------------
See:                                            How to get these documents:
------------------------------------------------------------------------------------------
Prospectus for both Funds, dated                The Funds make all of these documents
September 1, 2001 as supplemented               available to you free of charge if you:
December 17, 2001, which accompanies
this prospectus/proxy statement                 o     Call 866-606-0481, or
                                                o     Write the Funds at 200 Berkeley
Statement of additional information for               Street, Boston, Massachusetts
both Funds, dated September 1, 2001,                  02116.
January 3, 2002 and February 1, 2002.
                                                You can also obtain any of these
Annual report for both Funds, dated             documents for a fee from the SEC if you:
April 30, 2001.
                                                o     Call the SEC at 202-942-8090.
Semi-annual report for both Funds, dated
October 31, 2001.                               Or for free if you:

                                                o     Go to the EDGAR Database on the
Statement of additional information,                  SEC's Website (http://www.sec.gov).
dated March 22, 2002, which relates to
this prospectus/proxy statement and the         To ask questions about this prospectus/proxy
Merger.                                         statement:

                                                o     Call 866-606-0481, or
                                                o     Write to the Funds at 200 Berkeley
                                                      Street, Boston, Massachusetts
                                                      02116.

------------------------------------------------------------------------------------------

Information relating to each Fund contained in the Fund's Annual report, Semi-annual report, prospectus and statement of additional information, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.


The Securities and Exchange Commission has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

  The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116
                           (Telephone: 800-343-2898).

                 PROSPECTUS/PROXY STATEMENT DATED MARCH 22, 2002

                                TABLE OF CONTENTS

SUMMARY ..................................................................    3
     What are the key features of the Merger? ............................    3
     After the Merger, what class of shares of Diversified Bond
        Fund will I own? .................................................    3
     How do the Funds' investment objectives, principal investment
        strategies and risks compare? ....................................    4
     How do the Funds' sales charges and expenses compare? Will I
        be able to buy, sell and exchange shares the same way? ...........    5
     How do the Funds' performance records compare? ......................    7
     Who will be the Investment Advisor and Portfolio Manager of my
        Fund after the Merger? What will the advisory fee be after
        the Merger? ......................................................    8
     What will be the primary federal tax consequences of the Merger? ....    9

RISKS ....................................................................    9
     What are the primary risks of investing in each Fund? ...............    9

MERGER INFORMATION .......................................................   11
     Reasons for the Merger ..............................................   11

     Agreement and Plan of Reorganization ................................   12

     Federal Income Tax Consequences .....................................   13
     Pro-forma Capitalization ............................................   14
     Distribution of Shares ..............................................   15
     Purchase and Redemption Procedures ..................................   16
     Exchange Privileges .................................................   17
     Dividend Policy .....................................................   17

INFORMATION ON SHAREHOLDERS' RIGHTS ......................................   17
     Form of Organization ................................................   17
     Capitalization ......................................................   17
     Shareholder Liability ...............................................   18
     Shareholder Meetings and Voting Rights ..............................   18
     Liquidation .........................................................   18
     Liability and Indemnification of Trustees ...........................   18

VOTING INFORMATION CONCERNING THE MEETING ................................   19
     Shareholder Information .............................................   20

FINANCIAL STATEMENTS AND EXPERTS .........................................   21

LEGAL MATTERS ............................................................   21

ADDITIONAL INFORMATION ...................................................   21

OTHER BUSINESS ...........................................................   21

INSTRUCTIONS FOR EXECUTING PROXY CARDS ...................................   22

OTHER WAYS TO VOTE YOUR PROXY ............................................   22

EXHIBIT A ................................................................   A-1

EXHIBIT B ................................................................   B-1

                                    SUMMARY

      This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement, and its statement of additional information, in each Fund's prospectus, annual report and statement of additional information and in the Agreement and Plan of Reorganization.

|?|   What are the key features of the Merger?

      The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of Quality Income Fund to Diversified Bond Fund in exchange for shares of Diversified Bond Fund.

o the assumption by Diversified Bond Fund of the identified liabilities of Quality Income Fund. (The identified liabilities consist only of those liabilities reflected on Quality Income Fund's statement of assets and liabilities determined immediately preceding the Merger.)

o the liquidation of Quality Income Fund by distributing the shares of Diversified Bond Fund to Quality Income Fund's shareholders.

o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.

      The Merger is scheduled to take place on or about June 7, 2002.

|?| After the Merger, what class of shares of Diversified Bond Fund will I own?

If you own this class of shares         You will get this class of shares
of Quality Income Fund:                 of Diversified Bond Fund:

Class A                                 Class A

Class B                                 Class B

Class C                                 Class C

Class I                                 Class I


      The new shares you receive will have the same total value as your Quality Income Fund shares as of the close of business on the day immediately prior to the Merger.

      The Trustees of Evergreen Fixed Income Trust, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), have concluded that the Merger would be in the best interest of Quality Income Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of Quality Income Fund's shareholders. The Trustees of Evergreen Fixed Income Trust have also approved the Plan on behalf of Diversified Bond Fund.

|?| How do the Funds' investment objectives, principal investment strategies and risks compare?

      The following table highlights the comparison between the Funds with respect to their investment objectives and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:


              Quality Income Fund                              Diversified Bond Fund
-------------------------------------------------------------------------------------------------------
              To seek high current income consistent           To seek maximum income without undue
INVESTMENT    with what the portfolio managers believe         risk of principal.
OBJECTIVES    to be prudent risk.
-------------------------------------------------------------------------------------------------------
PRINCIPAL     o     Normally invests at least 80% of           o     Normally invests at least 65% of
INVESTMENT          its assets in U.S. government                    its assets in bonds and other debt
STRATEGIES          securities and in other securities               obligations, both secured and
                    rated at least A by Moody's                      unsecured, that are normally
                    Investors Service, Inc.                          characterized by high returns and
                    ("Moody's") or Standard & Poor's                 moderate price fluctuations.
                    Ratings Services ("S&P"), or at a
                    comparable rating by another               o     Invests in debt obligations,
                    nationally recognized statistical                having a rating of BBB- or higher
                    rating organization, or, if                      by S&P, Baa3 or higher by Moody's,
                    unrated, determined by the                       BBB- or higher by Fitch IBCA, Inc.
                    portfolio managers to be of                      ("Fitch"), or, if unrated, or
                    comparable quality.                              rated under a different system,
                                                                     will be of comparable quality as
              o     May invest in debt securities,                   determined by another nationally
                    including both U.S. government and               recognized statistical rating
                    corporate obligations, and in                    organization or by the Fund's
                    other income-producing securities,               portfolio managers.
                    including preferred stocks and
                    dividend-paying common stocks.             o     May invest up to 35% of its total
                                                                     assets in high yield, high risk
              o     May invest the remaining 20% of                  bonds with credit ratings
                    its assets in lower-rated                        below-investment grade categories
                    securities, including securities                 of the recognized rating agencies
                    rated below-investment grade (or,                or in securities that are unrated
                    if unrated, determined by the                    but determined to be of comparable
                    portfolio manager to be of                       quality by the portfolio managers.
                    comparable quality.) The Fund will
                    not invest more than 10% of its            o     Typically purchases securities
                    assets in securities rated Ca or                 with an average duration of less
                    below by Moody's or CC or below by               than thirty years, and such debt
                    S&P.                                             instruments usually possess a
                                                                     fairly high degree of
              o     The Fund may take full advantage                 dependability of interest
                    of the entire range of maturities                payments.
                    of the securities in which it may
                    invest and may adjust the average          o     May invest in mortgage-backed
                    maturity of its securities from                  securities, asset-backed
                    time to time, depending on its                   securities, and collateralized
                    assessment of relative yields on                 mortgage obligations.
                    securities of different maturities
                    and expectations of future changes         o     May engage in dollar roll
                    in interest rates.                               transactions.

              o     May invest any portion of its              o     May invest up to 50% of its assets
                    assets in mortgage-backed                        in foreign securities.
                    certificates and other securities
                    representing ownership interests
                    in mortgage pools, including
                    collateralized mortgage
                    obligations and certain stripped
                    mortgage-backed securities as well
                    as other asset-backed securities,
                    and in securities representing
                    secured or unsecured interests in
                    other types of assets, such as
                    automobile finance or credit card
                    receivables.

              o     May engage in dollar roll
                    transactions.

              o     Does not invest in foreign
                    securities.
-------------------------------------------------------------------------------------------------------

      Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower returns and loss of market opportunity.

      A portion of the securities held by Quality Income Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

      A principal risk of investing in each of the Funds is interest rate risk (interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go
up). Both Funds are also subject to credit risk (the value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time). Both Funds are subject to below investment grade bond risk (markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds). Both Funds are subject to mortgage-backed securities risk (the Fund may be exposed to a lower rate of return if the mortgages are repaid earlier than anticipated and may be more sensitive to interest rate changes). In addition, Diversified Bond Fund is subject to foreign investment risk (political turmoil, economic instability and currency exchange fluctuations could adversely affect the value of foreign securities held by the Fund). For a detailed comparison of the Funds' risks, see the section entitled "Risks" below.

      The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

|?| How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

      The sales charges for the comparable classes of both Funds are the same. Both Funds offer four classes of shares. You will not pay any front-end or deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges" below.

      The following tables allow you to compare the sales charges and expenses of the two Funds. The table entitled "Diversified Bond Fund Pro Forma" also shows you what the sales charges will be and what the expenses are estimated to be assuming the Merger takes place.

Shareholder Fees (fees paid directly from your investment)


--------------------------------------------------------------------------------
   Quality Income Fund
--------------------------------------------------------------------------------
     Shareholder
     Transaction
     Expenses                   Class A      Class B     Class C      Class I

     Maximum sales
     charge imposed on
     purchases (as a %
     of offering price)          4.75%        None        None         None

     Maximum deferred
     sales charge (as a %
     of either the
     redemption amount
     or initial investment
     whichever is lower)         None*        5.00%       2.00%        None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Diversified Bond Fund
--------------------------------------------------------------------------------
     Shareholder
     Transaction
     Expenses                   Class A      Class B     Class C      Class I

     Maximum sales
     charge imposed on
     purchases (as a %
     of offering price)          4.75%        None        None         None

     Maximum deferred
     sales charge (as a %
     of either the
     redemption amount
     or initial investment
     whichever is lower)         None*        5.00%       2.00%        None
--------------------------------------------------------------------------------


* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year after the month of purchase.

--------------------------------------------------------------------------------
   Diversified Bond Fund Pro Forma
--------------------------------------------------------------------------------
     Shareholder
     Transaction
     Expenses                   Class A      Class B     Class C      Class I

     Maximum sales
     charge imposed on
     purchases (as a %
     of offering price)          4.75%        None        None         None

     Maximum deferred
     sales charge (as a %
     of either the
     redemption amount
     or initial investment
     whichever is lower)         None*        5.00%       2.00%        None
--------------------------------------------------------------------------------


* Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year after the month of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


--------------------------------------------------------------------------------
   Quality Income Fund
   (based on expenses for the fiscal year ended April 30, 2001)
--------------------------------------------------------------------------------
                                                                  Total
                                                                  Fund
                    Management        12b-1      Other          Operating
                       Fees           Fees     Expenses        Expenses(1)

     Class A           0.60%          0.25%      0.54%            1.39%

     Class B           0.60%          1.00%      0.54%            2.14%

     Class C           0.60%          1.00%      0.54%            2.14%

     Class I           0.60%          0.00%      0.54%            1.14%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   Diversified Bond Fund
   (based on expenses for the fiscal year ended April 30, 2001)
--------------------------------------------------------------------------------
                                                                  Total
                                                                  Fund
                     Management       12b-1      Other          Operating
                        Fees          Fees     Expenses         Expenses

     Class A           0.50%          0.25%      0.40%            1.15%

     Class B           0.50%          1.00%      0.40%            1.90%

     Class C           0.50%          1.00%      0.40%            1.90%

     Class I           0.50%          0.00%      0.40%            0.90%
--------------------------------------------------------------------------------


(1) From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including fee waivers and expense reimbursements, Total Fund Operating Expenses were 1.13% for Class A, 1.88% for Class B, 1.88% for Class C and 0.88% for Class I.


--------------------------------------------------------------------------------
   Diversified Bond Fund Pro Forma
   (based on what the estimated combined expenses of Diversified Bond Fund would have been for the 12 months ended October 31, 2001)
--------------------------------------------------------------------------------
                                                                  Total
                                                                  Fund
                    Management        12b-1      Other          Operating
                       Fees           Fees     Expenses         Expenses

     Class A           0.47%          0.25%      0.38%            1.10%

     Class B           0.47%          1.00%      0.38%            1.85%

     Class C           0.47%          1.00%      0.38%            1.85%

     Class I           0.47%          0.00%      0.38%            0.85%
--------------------------------------------------------------------------------


      The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Quality Income Fund versus Diversified Bond Fund, both before and after the Merger, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any fee waivers or expense reimbursements in effect for the periods described above and that you reinvest all of your dividends and distributions. Your actual costs may be higher or lower.

Example of Fund Expenses


--------------------------------------------------------------------------------
   Quality Income Fund
--------------------------------------------------------------------------------
                         Assuming Redemption                  Assuming No
                          at End of Period                    Redemption
                -------------------------------------    -------------------
   After        Class A   Class B   Class C   Class I     Class B   Class C

     1 year     $   610   $   717   $   417   $   116     $   217   $   217

     3 years    $   894   $   970   $   670   $   362     $   670   $   670

     5 years    $ 1,199   $ 1,349   $ 1,149   $   628     $ 1,149   $ 1,149

    10 years    $ 2,064   $ 2,192   $ 2,472   $ 1,386     $ 2,192   $ 2,472
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Diversified Bond Fund
--------------------------------------------------------------------------------
                         Assuming Redemption                  Assuming No
                          at End of Period                    Redemption
                -------------------------------------    -------------------
   After        Class A   Class B   Class C   Class I     Class B   Class C

     1 year     $   587   $   693   $   393   $    92     $   193   $   193

     3 years    $   823   $   897   $   597   $   287     $   597   $   597

     5 years    $ 1,078   $ 1,226   $ 1,026   $   498     $ 1,026   $ 1,026

    10 years    $ 1,806   $ 1,935   $ 2,222   $ 1,108     $ 1,935   $ 2,222
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   Diversified Bond Fund Pro Forma
--------------------------------------------------------------------------------
                         Assuming Redemption                  Assuming No
                          at End of Period                    Redemption
                -------------------------------------    -------------------
   After        Class A   Class B   Class C   Class I     Class B   Class C

     1 year     $   582   $   688   $   388   $    87     $   188   $   188

     3 years    $   808   $   882   $   582   $   271     $   582   $   582

     5 years    $ 1,052   $ 1,201   $ 1,001   $   471     $ 1,001   $ 1,001

    10 years    $ 1,752   $ 1,881   $ 2,169   $ 1,049     $ 1,881   $ 2,169
--------------------------------------------------------------------------------

|?|   How do the Funds' performance records compare?

      The following tables show how each Fund has performed in the past. Past performance is not an indication of future results.

Year-by-Year Total Return (%)

      The table below shows the percentage gain or loss for Quality Income Fund's Class C shares in each full calendar year since the Class C shares' inception on 4/29/1992 and for Diversified Bond Fund's Class B shares in each of the past ten calendar years. For each Fund the class shown is either the oldest class or one of the oldest classes. The table should give you a general idea of the risks of investing in each Fund by showing how each Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.


Quality Income Fund (Class C)


   [The following table was depicted as a bar chart in the printed material.]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------
        4.13   -4.84    17.44   2.05    7.93    6.09   -1.82    7.73    6.01


Best Quarter:  2nd Quarter 1995  +5.94%
Worst Quarter: 1st Quarter 1994  -3.23%


Diversified Bond Fund (Class B)

   [The following table was depicted as a bar chart in the printed material.]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------
9.72   13.85   -6.91    14.70   6.22   11.11    5.56   -3.66    7.52    6.01

Best Quarter:  1st Quarter 1993  +5.36%
Worst Quarter: 2nd Quarter 1994  -3.01%

      The next table lists Quality Income Fund's average annual total return over the past one and five years and since inception (through 12/31/2001) and Diversified Bond Fund's average annual total return over the past one, five and ten years and since inception (through 12/31/2001), including applicable sales charges. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an index. At the bottom of the table you can compare Quality Income Fund's performance with the Merrill Lynch 5-7 Year Treasury Index ("ML5-7YTI) and Diversified Bond Fund's performance with the Lehman Brothers Aggregate Bond Index (LBABI). The ML5-7YTI is an unmanaged subset of the Merrill Lynch Treasury Master Index measuring the performance of Treasury securities with a maturity range of five to seven years. The LBABI is an unmanaged fixed income index covering the U.S.

investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2001)


--------------------------------------------------------------------------------
   Quality Income Fund*
--------------------------------------------------------------------------------
              Inception                                         Performance
               Date of                                             Since
                Class         1 year     5 year      10 year     4/29/1992

   Class A    4/29/1992        1.75%     4.72%          N/A        4.93%

   Class B   10/18/1999        1.01%     5.07%          N/A        5.27%

   Class C    4/29/1992        4.01%     5.12%          N/A        4.88%

   Class I   11/19/1997        6.60%     5.52%          N/A        5.34%

   ML5-7YTI                    7.99%     7.59%          N/A        7.73%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Diversified Bond Fund**
--------------------------------------------------------------------------------
              Inception                                         Performance
               Date of                                             Since
                Class         1 year     5 year      10 year     9/11/1935

   Class A    1/20/1998        1.72%     4.79%        6.00%        6.77%

   Class B    9/11/1935        1.01%     4.87%        6.20%        6.80%

   Class C    4/7/1998         4.01%     5.18%        6.19%        6.80%

   Class I    2/11/1998        7.07%     5.86%        6.54%        6.86%

   LBABI                       8.44%     6.32%        7.54%         N/A
--------------------------------------------------------------------------------


* Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been adjusted, returns for Class B would have been lower while returns for Class I would have been higher.

** Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and
      C. Class I does not pay 12b-1 fees. If these fees had been adjusted, returns for Class A and Class I would have been higher.

      For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.


      Important information about Diversified Bond Fund is also contained in management's discussion of Diversified Bond Fund's performance, attached as Exhibit B to this prospectus/proxy statement. This information also appears in Diversified Bond Fund's most recent Semi-annual Report.


|?| Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

      The overall management of Diversified Bond Fund and Quality Income Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Fixed Income Trust.

Investment Advisor

      Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to Diversified Bond Fund and to Quality Income Fund. Following are some key facts about EIMC:


--------------------------------------------------------------------------------
      o Is a subsidiary of Wachovia Corporation (formerly First Union Corporation), the 4th largest bank holding company in the United States based on total assets as of December 31, 2001.

      o     Has been managing mutual funds and private accounts since 1932.

      o Manages over $102 billion in assets for 129 of the Evergreen Funds as of January 2, 2002.

      o     Is located at 200 Berkeley Street, Boston, Massachusetts 02116.
--------------------------------------------------------------------------------

Portfolio Management

      The day-to-day management of each of Diversified Bond Fund and Quality Income Fund is handled by:

--------------------------------------------------------------------------------
      o A team of fixed income portfolio management professionals from EIMC's Specialized Fixed Income Team, with team members responsible for various sectors.
--------------------------------------------------------------------------------

Advisory Fees

      For its management and supervision of the daily business affairs of Diversified Bond Fund, EIMC is entitled to receive an annual fee equal to:

--------------------------------------------------------------------------------
      o     2.0% of gross dividend and interest income, plus the following:
            0.41% of first $100 million; 0.36% of next $100 million; 0.31% of next $100 million; 0.26% of next $100 million; 0.21% of next $100 million; and 0.16% of amounts over $500 million.
--------------------------------------------------------------------------------

|?|   What will be the primary federal tax consequences of the Merger?

      Prior to or at the time of the Merger, Quality Income Fund and Diversified Bond Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by Quality Income Fund or its shareholders for federal income tax purposes as a result of receiving Diversified Bond Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Diversified Bond Fund that are received by a Quality Income Fund shareholder will be the same as the holding period and aggregate tax basis of shares of Quality Income Fund previously held by such shareholder, provided that shares of Quality Income Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Quality Income Fund in the hands of Diversified Bond Fund as a result of the Merger will be the same as they were in the hands of Quality Income Fund immediately prior to the Merger. No gain or loss will be recognized by Diversified Bond Fund upon the receipt of the assets of Quality Income Fund in exchange for shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of Quality Income Fund's identified liabilities.

                                      RISKS

|?|   What are the primary risks of investing in each Fund?

      An investment in each Fund is subject to certain risks. The risk factors for the Funds are very similar due to the similarity of the Funds' investment objectives and policies. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

--------------------------------------------------------------------------------
          Quality Income Fund                Diversified Bond Fund
--------------------------------------------------------------------------------
                  Both Funds are subject to Interest Rate Risk.

   Both Funds invest a significant portion of their assets in debt securities.
--------------------------------------------------------------------------------

      When interest rates go up, the value of debt securities tends to fall. Since each Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. As of September 30, 2001, the average maturity for Quality Income Fund and Diversified Bond Fund was 6.8 years and 7.9 years, respectively. The effective duration as of September 30, 2001 for Quality Income Fund and Diversified Bond Fund was 4.8 years and 5.0 years, respectively.


--------------------------------------------------------------------------------
          Quality Income Fund                Diversified Bond Fund
--------------------------------------------------------------------------------
                     Both Funds are subject to Credit Risk.

   Both Funds invest a significant portion of their assets in debt securities.
--------------------------------------------------------------------------------

      The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since each Fund invests in debt securities, the value of your investment in the Fund may decline if an issuer fails to pay an obligation on a timely basis. The Funds may also be subject to credit risk to the extent they engage in transactions, such as dollar rolls, which involve a promise by a third party to honor an obligation to the Funds. Such third party may be unwilling or unable to honor its financial obligations.


--------------------------------------------------------------------------------
          Quality Income Fund                Diversified Bond Fund
--------------------------------------------------------------------------------
           Both Funds are subject to Below Investment Grade Bond Risk.

             Both Funds may invest in below investment grade bonds.
--------------------------------------------------------------------------------

      Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds. Diversified Bond Fund may invest up to 35% of its assets in below investment grade bonds, whereas Quality Income Fund may invest up to 20% of its assets in such bonds. A greater ability to invest in below investment grade bonds subjects the Fund to greater below investment grade bond risk.


--------------------------------------------------------------------------------
          Quality Income Fund                Diversified Bond Fund
--------------------------------------------------------------------------------
           Both Funds are subject to Mortgage-Backed Securities Risk.

   Both Funds may invest in mortgage-backed and other asset-backed securities.
--------------------------------------------------------------------------------

      Asset-backed securities are created by the grouping of certain government-related loan, automobile and credit card receivables and other lender assets, such as mortgages, into pools. Interests in these pools are sold as individual securities. Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment of mortgages may expose the Fund to a lower rate of return when it reinvests the principal. Prepayment risks in mortgage-backed securities tend to increase during periods of declining interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates.

--------------------------------------------------------------------------------
          Quality Income Fund                     Diversified Bond Fund
--------------------------------------------------------------------------------
  Is not subject to Foreign Investment       Is subject to Foreign Investment
  Risk.                                      Risk.

  The Fund does not invest in foreign        The Fund may invest up to 50% of
  securities.                                its assets in foreign securities.
--------------------------------------------------------------------------------


      Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, when a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates. A change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices.

                               MERGER INFORMATION

Reasons for the Merger

      At a regular meeting held on December 13-14, 2001, all of the Trustees of Evergreen Fixed Income Trust, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interests of shareholders of each of Quality Income Fund and Diversified Bond Fund and that the interests of existing shareholders of each of Quality Income Fund and Diversified Bond Fund would not be diluted as a result of the transactions contemplated by the Merger.


      Before approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Merger. The Trustees considered the relative size of the Funds as well as the similarity of the Funds' investment objectives and strategies, as well as similar portfolio characteristics including credit quality, average maturity and effective duration. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Quality Income Fund with Diversified Bond Fund. As of September 30, 2001, Diversified Bond Fund's total assets were approximately $339.2 million and Quality Income Fund's total net assets were approximately $120.4 million. By merging into Diversified Bond Fund, shareholders of Quality Income Fund would have the benefit of a larger fund with a similar investment objective and policies, and greater investment flexibility.

      The Trustees considered that the long-term performance has been higher for Diversified Bond Fund. For the five-year period ended September 30, 2001, the total return for the Class I shares of Quality Income Fund was 6.26% while the total return for Class I shares of Diversified Bond Fund was 6.49%.


      The Trustees also considered the relative expenses of the Funds. Currently, the expense ratio of Diversified Bond Fund is higher than that of Quality Income Fund when expense waivers applicable to Quality Income Fund are taken into account. However, the Trustees noted that the current waivers for Quality Income Fund are voluntary and may cease at any time and that if the waivers were not in place, Diversified Bond Fund's expense ratio would be lower than that of Quality Income Fund. In addition, the breakpoints in the advisory fee would cause the combined Fund to have a lower advisory fee than Quality Income Fund's current advisory fee.

      In addition, assuming that an alternative to the Merger would be for Quality Income Fund to maintain its separate existence, EIMC believes that the prospect of dividing the resources of the Evergreen Fund family between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale.

      In addition, the Trustees considered among other things:

      o     the terms and conditions of the Merger;

      o the fact that the Merger would not result in the dilution of shareholders' interests;

      o the fact that EIMC will bear the expenses incurred by Quality Income Fund and Diversified Bond Fund in connection with the Merger;

      o the fact that Diversified Bond Fund will assume the identified liabilities of Quality Income Fund;

      o the fact that the Merger is expected to be tax free for federal income tax purposes;

      o the relative tax situations of Quality Income Fund and Diversified Bond Fund including realized and unrealized gains and losses; and

      o alternatives available to shareholders of Quality Income Fund, including the ability to redeem their shares.

      During their consideration of the Merger, the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

      Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Quality Income Fund and its shareholders.

      The Trustees of Evergreen Fixed Income Trust also approved the Merger on behalf of Diversified Bond Fund.

Agreement and Plan of Reorganization


      The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).


      The Plan provides that Diversified Bond Fund will acquire all of the assets of Quality Income Fund in exchange for shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of the identified liabilities of Quality Income Fund on or about June 7, 2002 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Quality Income Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Diversified Bond Fund will not assume any liabilities or obligations of Quality Income Fund other than those reflected in an unaudited statement of assets and liabilities of Quality Income Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time").

      The number of full and fractional shares of each class of Diversified Bond Fund to be received by the shareholders of Quality Income Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of Quality Income Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Quality Income Fund by the net asset value per share of the respective class of shares of Diversified Bond Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

      State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Diversified Bond Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

      At or prior to the Closing Date, Quality Income Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

      As soon after the Closing Date as conveniently practicable, Quality Income Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Diversified Bond Fund received by Quality Income Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Quality Income Fund's shareholders on Diversified Bond Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Diversified Bond Fund due to the Fund's shareholders. All issued and outstanding shares of Quality Income Fund, including those represented by certificates, will be canceled. The shares of Diversified Bond Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Quality Income Fund will be terminated.

      The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Quality Income Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Quality Income Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of Quality Income Fund and Diversified Bond Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

      Whether or not the Merger is consummated, EIMC will pay the expenses incurred by Quality Income Fund and Diversified Bond Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Quality Income Fund, Diversified Bond Fund or their shareholders.

      If Quality Income Fund's shareholders do not approve the Merger, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

      The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, Quality Income Fund and Diversified Bond Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:


      (1) The transfer of all of the assets of Quality Income Fund solely in exchange for shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of the identified liabilities of Quality Income Fund followed by the distribution of Diversified Bond Fund's shares to the shareholders of Quality Income Fund in liquidation of Quality Income Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Diversified Bond Fund and Quality Income Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;


      (2) No gain or loss will be recognized by Diversified Bond Fund upon the receipt of the assets of Quality Income Fund solely in exchange for the shares of Diversified Bond Fund and the assumption by Diversified Bond Fund of the identified liabilities of Quality Income Fund;

      (3) No gain or loss will be recognized by Quality Income Fund on the transfer of its assets to Diversified Bond Fund in exchange for Diversified Bond Fund's shares and the assumption by Diversified Bond Fund of the identified liabilities of Quality Income Fund or upon the distribution (whether actual or constructive) of Diversified Bond Fund's shares to Quality Income Fund's shareholders in exchange for their shares of Quality Income Fund;

      (4) No gain or loss will be recognized by Quality Income Fund's shareholders upon the exchange of their shares of Quality Income Fund for shares of Diversified Bond Fund in liquidation of Quality Income Fund;

      (5) The aggregate tax basis of the shares of Diversified Bond Fund received by each shareholder of Quality Income Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Quality Income Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Diversified Bond Fund received by each shareholder of Quality Income Fund will include the period during which the shares of Quality Income Fund exchanged therefor were held by such shareholder (provided that the shares of Quality Income Fund were held as a capital asset on the date of the Merger); and

      (6) The tax basis of the assets of Quality Income Fund acquired by Diversified Bond Fund will be the same as the tax basis of such assets to Quality Income Fund immediately prior to the Merger, and the holding period of such assets in the hands of Diversified Bond Fund will include the period during which the assets were held by Quality Income Fund.

      Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax free reorganization under the Code, a shareholder of Quality Income Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Diversified Bond Fund shares he or she received. Shareholders of Quality Income Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Quality Income Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

      As of December 31, 2001, Quality Income Fund had a capital loss carryforward of approximately $23 million. The utilization of the capital loss carryforward by Diversified Bond Fund following the Merger will be subject to certain limitations which cannot be calculated precisely at this time. On a pro forma basis, the limitations would be approximately as follows:

      (1) For Diversified Bond Fund's taxable year that includes the date of the Merger, use of Quality Income Fund's capital loss carryforward would be limited to $4.7 million. For subsequent years, the limitation would be $5.2 million per year. Unused portions of this limitation can be used in subsequent years.


      (2) For Diversified Bond Fund's taxable year that includes the date of the Merger, utilization of the capital loss carryforward would be limited to Diversified Bond Fund's net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the Merger and the denominator which is 365.


      The foregoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

Pro-forma Capitalization

      The following table sets forth the capitalizations of Quality Income Fund and Diversified Bond Fund as of October 31, 2001 and the capitalization of Diversified Bond Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.87, 0.87, 0.87 and 0.90 Class A, Class B, Class C and Class I shares, respectively, of Diversified Bond Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Quality Income Fund.

        Capitalization of Quality Income Fund, Diversified Bond Fund and
                        Diversified Bond Fund (Pro Forma)


--------------------------------------------------------------------------------------------------------
                                                                                          Diversified
                                      Quality                  Diversified                 Bond Fund
  Net Assets                        Income Fund                 Bond Fund                 (Pro Forma)
--------------------------------------------------------------------------------------------------------
    Class A                         $56,940,738                $313,865,236               $370,805,974

    Class B                          $2,637,761                 $25,618,707                $28,256,468

    Class C                         $59,659,290                  $3,667,921                $63,327,211

    Class I                             $57,841                  $1,237,841                 $1,295,682
                                   ------------                ------------               ------------

    Total Net Assets               $119,295,630                $344,389,705               $463,685,335

  Net Asset Value Per Share

    Class A                              $13.08                      $14.98                     $14.98

    Class B                              $13.08                      $14.98                     $14.98

    Class C                              $13.08                      $14.98                     $14.98

    Class I                              $13.53                      $14.98                     $14.98

  Shares Outstanding

    Class A                           4,354,489                  20,953,113                 24,754,625

    Class B                             201,720                   1,710,253                  1,886,344

    Class C                           4,562,378                     244,864                  4,227,633

    Class I                               4,274                      82,637                     86,498
                                   ------------                ------------               ------------

    Total Shares Outstanding          9,122,861                  22,990,867                 30,955,100
--------------------------------------------------------------------------------------------------------


      The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Distribution of Shares

      Evergreen Distributor, Inc. ("EDI"), a subsidiary of BISYS Fund Services, acts as underwriter of the shares of Diversified Bond Fund and Quality Income Fund. EDI distributes each Fund's shares directly or through broker-dealers, banks (including First Union National Bank and Wachovia Bank, N.A.), or other financial intermediaries. Each Fund offers four classes of shares which are involved in the Merger: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

      In the proposed Merger, Quality Income Fund shareholders will receive shares of Diversified Bond Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, Quality Income Fund shareholders will receive Diversified Bond Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Diversified Bond Fund Class B and Class C shares received by Quality Income Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Quality Income Fund shares and will be subject to the CDSC schedule applicable to Quality Income Fund shares on the date of the original purchase of such shares.

      The following is a summary description of charges and fees for the Class A, Class B, Class C and Class I shares of Diversified Bond Fund which will be received by Quality Income Fund's shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.


      Class A Shares. Class A shares are sold at net asset value plus a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see "How to Choose the Share Class that Best Suits You" in the prospectus of Diversified Bond Fund. No front-end sales charge will be imposed on Class A shares of Diversified Bond Fund received by Quality Income Fund's shareholders as a result of the Merger.

      Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5% to 1% if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares convert to Class A after seven years following the month in which they were purchased. For purposes of determining when Class B shares issued in the Merger to shareholders of Quality Income Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of Quality Income Fund were originally purchased.

      Class B shares are subject to higher distribution-related and shareholder servicing-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

      Class C Shares. Class C shares are sold without front-end sales charges, but, as indicated below, are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 2.00% CDSC if such shares are redeemed within 13 months of purchase, and a 1.00% CDSC if redeemed within 12 months thereafter. No CDSC is imposed on amounts redeemed after 25 months. Class C shares issued to shareholders of Quality Income Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase (i.e., a 1.00% CDSC if redeemed after 13 months of purchase). Class C shares incur higher distribution-related and shareholder servicing-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

      Class I Shares. Class I shares are sold at net asset value without any front-end or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for Diversified Bond Fund.

      Additional information regarding the classes of shares of each Fund is included in each Fund's prospectus and statement of additional information.

      Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

      Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00%. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of the NASD Regulation, Inc. following the Merger, Diversified Bond Fund may make distribution-related and shareholder servicing-related payments with respect to Quality Income Fund shares sold prior to the Merger.

      Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

      No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

Purchase and Redemption Procedures


      Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see "How to Buy Shares-Minimum Investments" in each Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.


Exchange Privileges

      Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. Each Fund may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and may limit exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

Dividend Policy

      Each Fund distributes its investment company taxable income monthly and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

      After the Merger, shareholders of Quality Income Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Diversified Bond Fund reinvested in shares of Diversified Bond Fund. Shareholders of Quality Income Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Diversified Bond Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Diversified Bond Fund.

      Both Diversified Bond Fund and Quality Income Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

      Both Funds are series of Evergreen Fixed Income Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Fixed Income Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law.

Capitalization

      The beneficial interests in Diversified Bond Fund and Quality Income Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Evergreen Fixed Income Trust's Declaration of Trust permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Mergers, that affect only their particular Fund.

Shareholder Liability

      Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Fixed Income Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Fixed Income Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Fixed Income Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Fixed Income Trust is remote.

Shareholder Meetings and Voting Rights

      Evergreen Fixed Income Trust on behalf of Diversified Bond Fund and Quality Income Fund is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Fixed Income Trust. In addition, Evergreen Fixed Income Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Evergreen Fixed Income Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to both Funds, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act).

      Under the Declaration of Trust of Evergreen Fixed Income Trust, each share of Diversified Bond Fund and Quality Income Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

Liquidation

      In the event of the liquidation of Diversified Bond Fund or Quality Income Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

      Under the Declaration of Trust of Evergreen Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

      The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Fixed Income Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

      This prospectus/proxy statement is being sent to shareholders of Quality Income Fund in connection with a solicitation of proxies by the Trustees of Evergreen Fixed Income Trust, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., May 13, 2002, at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Quality Income Fund on or about March 22, 2002. Only shareholders of record as of the close of business on February 28, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

      If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Fixed Income Trust at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

      Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of Quality Income Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 25% of the Fund's shares entitled to vote) is present.

      In voting for the Merger, all classes of Quality Income Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar of net asset value applicable to such share. Fractional shares are entitled to proportionate shares of one vote.

      Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Quality Income Fund (who will not be paid for their soliciting activities). In addition, Alamo Direct Mail Services, Inc., the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

      If Quality Income Fund shareholders do not vote to approve the Merger, the Trustees will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the Merger are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

      A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Fixed Income Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Diversified Bond Fund which they receive in the transaction at their then-current net asset value. Shares of Quality Income Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Quality Income Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

      Quality Income Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Fixed Income Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

      The votes of the shareholders of Diversified Bond Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

      NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Quality Income Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

      As of the Record Date, the following number of each class of shares of beneficial interest of Quality Income Fund was outstanding:


--------------------------------------------------------------------------------
  Class of Shares                                         Number of Shares
--------------------------------------------------------------------------------

  Class A                                                  3,246,540.711

  Class B                                                    200,373.283

  Class C                                                  4,177,426.680

  Class I                                                      4,318.239

  All Classes                                              7,628,658.913
--------------------------------------------------------------------------------

      As of January 31, 2002, the officers and Trustees of Evergreen Fixed Income Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Quality Income Fund. To Evergreen Fixed Income Trust's knowledge, the following persons owned beneficially or of record more than 5% of the following classes of Quality Income Fund's outstanding shares as of January 31, 2002:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                           Percentage of      Percentage of
                                                                                          Shares of Class    Shares of Class
  Name and Address                                              Class     No. of Shares    Before Merger      After Merger
-----------------------------------------------------------------------------------------------------------------------------
    First Clearing Corporation
      Mr. Daniel Sullivan TTEE Robert Feury 1996 Charit Rem
      P.O. Box 309
      Morristown, NJ 07963-0309                                   B         11,050.839          5.44%             0.51%

    State Street Bank & Trust Co.
      Cust for the IRA Rollover of Stephen G. Mark
      6338 Angeles Drive
      Dublin, OH 43016-8479                                        I         4,214.145         97.84%             4.67%
-----------------------------------------------------------------------------------------------------------------------------

      As of January 31, 2002, the officers and Trustees of Evergreen Fixed Income Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Diversified Bond Fund. To Evergreen Fixed Income Trust's knowledge, the following persons owned beneficially or of record more than 5% of the following classes of Diversified Bond Fund's outstanding shares as of January 31, 2002:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                  Percentage of       Percentage of
                                                                                 Shares of Class     Shares of Class
  Name and Address                                   Class     No. of Shares      Before Merger       After Merger
-----------------------------------------------------------------------------------------------------------------------------
    MLPF&S for the Sole Benefit of its Customers
      Attn: Fund Admin #97TU7
      4800 Deer Lake Dr. E 2nd Fl.
      Jacksonville, FL 32246-6484                      A       1,670,306.000           8.16%               7.13%

    First Union National Bk.
      Trust Accounts
      301 S. Tryon Street CMG-1151 11th Floor
      Charlotte, NC 28202-1915                         I          58,336.393          75.73%              72.11%

    Florine Keller
      James E. Keller JT Ten
      1737 Lakeside Drive
      Venice, FL 34293-1825                            I           5,666.762           7.36%               7.01%
-----------------------------------------------------------------------------------------------------------------------------

       THE TRUSTEES OF EVERGREEN FIXED INCOME TRUST RECOMMEND APPROVAL OF
          THE PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE
            CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                        FINANCIAL STATEMENTS AND EXPERTS


      The Annual Report of both Funds as of April 30, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

      Certain legal matters concerning the issuance of shares of Diversified Bond Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

      Quality Income Fund and Diversified Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

                                 OTHER BUSINESS

      The Trustees of Evergreen Fixed Income Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


March 22, 2002

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS


      The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                  VALID SIGNATURE

CORPORATE ACCOUNTS

(1)  ABC Corp.                                ABC Corp.
(2)  ABC Corp.                                John Doe, Treasurer
(3)  ABC Corp.                                John Doe
     c/o John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan            John Doe, Trustee


TRUST ACCOUNTS


(1)  ABC Trust                                Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                     Jane B. Doe
     u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1)  John B. Smith, Cust.                     John B. Smith
     f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith                            John B. Smith, Jr., Executor

      After completing your proxy card, return it in the enclosed postage paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number indicated on your proxy card.
3. Enter the control number found on your proxy card.
4. Follow the simple recorded instructions.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to website indicated on your proxy card and follow the voting instructions.

      The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Alamo Direct Mail Services, Inc., our proxy solicitor, at 866-606-0481 (toll free).

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of February, 2002, by and between Evergreen Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Diversified Bond Fund series (the "Acquiring Fund"), and Evergreen Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Selling Fund Trust"), with respect to its Evergreen Quality Income Fund series (the "Selling Fund").


      This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


      WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

      WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

      WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I
             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

      The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

      1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

      In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

      1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

      1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

      2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class I shares of the Selling Fund will receive Class A, Class B, Class C and Class I shares, respectively, of the Acquiring Fund.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about June 7, 2002 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

      3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


      3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

            (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

            (b) The Selling Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

            (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

            (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (g) The audited financial statements of the Selling Fund at April 30, 2001 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

            (h) Since April 30, 2001 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

            (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

            (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

            (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

            (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

            (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

            (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (f) The audited financial statements of the Acquiring Fund at April 30, 2001 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

            (g) Since April 30, 2001 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

            (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

            (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

            (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V
              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

      5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI
             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

      The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

      6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

            (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

            (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

            (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

            (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

            (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

            (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

            (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

      Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

      In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII
            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

      7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

            (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

            (b) The Selling Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

            (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

            (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

            (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

            (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

            (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

      Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

      In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII
          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

      8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:


            (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.


            (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

            (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

            (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

            (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

            (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

      Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

      8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

            (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


            (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

            (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

            (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

      In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

      8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:


            (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


            (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

            (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

            (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

      9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

            (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

      12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      13.5 With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                          EVERGREEN FIXED INCOME TRUST ON BEHALF
                                          OF EVERGREEN QUALITY INCOME FUND

                                          By: /s/ Michael H. Koonce
                                              --------------------------------

                                          Name:  Michael H. Koonce

                                          Title: Authorized Officer


                                          EVERGREEN FIXED INCOME TRUST ON BEHALF
                                          OF EVERGREEN DIVERSIFIED BOND FUND

                                          By: /s/ Catherine E. Foley
                                              --------------------------------

                                          Name:  Catherine E. Foley

                                          Title: Authorized Officer

                                                                       EXHIBIT B


--------------------------------------------------------------------------------
                                    EVERGREEN
                              Diversified Bond Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of October 31, 2001
--------------------------------------------------------------------------------


                                    Portfolio
                                   Management
                                   ----------


    David K. Fowley, CFA                                  Noel McElreath
     Tenure: April 2001                                 Tenure: April 2001

                               Robert C. Shumacher
                               Tenure: April 2001

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS(2)
--------------------------------------------------------------------------------

Portfolio Inception Date: 09/11/1935                  Class A        Class B       Class C       Class I**
Class Inception Date                                01/20/1998     09/11/1935    04/07/1998     02/11/1998
-----------------------------------------------------------------------------------------------------------
6 months with sales charge                              1.28%          0.91%         3.91%           N/A
-----------------------------------------------------------------------------------------------------------
6 months w/o sales charge                               6.30%          5.91%         5.91%          6.44%
-----------------------------------------------------------------------------------------------------------
Average Annual Returns *
-----------------------------------------------------------------------------------------------------------
1 year with sales charge                                6.35%          5.80%         8.80%           N/A
-----------------------------------------------------------------------------------------------------------
1 year w/o sales charge                                11.63%         10.80%        10.80%         11.91%
-----------------------------------------------------------------------------------------------------------
5 years                                                 5.42%          5.52%         5.83%          6.48%
-----------------------------------------------------------------------------------------------------------
10 years                                                6.48%          6.70%         6.70%          7.02%
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge                                    4.75%          5.00%         2.00%           N/A
                                                   Front-End           CDSC          CDSC
-----------------------------------------------------------------------------------------------------------
30-day SEC yield                                        5.25%          4.77%         4.77%          5.76%
-----------------------------------------------------------------------------------------------------------
6-month income distributions
per share                                              $0.45          $0.40         $0.40          $0.47
-----------------------------------------------------------------------------------------------------------

*     Adjusted for maximum applicable sales charge, unless noted.

** Effective at the close of business on May 11, 2001, Class Y shares of the fund were renamed as Institutional shares (Class I).

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

    [The following was represented by a line graph in the printed material.]

                             <PLOT POINTS TO COME>

Comparison of a $10,000 investment in Evergreen Diversified Bond Fund, Class A shares(2), versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE(1)
--------------------------------------------------------------------------------

[GRAPHIC]

(1) Source: 2001 Morningstar, Inc.

(2) Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on the differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates); through special arrangements entered into on behalf of the Evergreen Funds with certain financial service firms; certain institutional investors; and persons who owned Class Y shares in a registered name in an Evergreen Fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2001 and is subject to change.

--------------------------------------------------------------------------------
                                    EVERGREEN
                              Diversified Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview
--------------------------------------------------------------------------------


How did the fund perform?


The fund's Class A shares returned 6.30% for the six-month period ended October 31, 2001, excluding applicable sales charges. The Lehman Brothers Aggregate Bond Index returned 7.85% during the same period. The fund outperformed the average return of Lipper's Corporate Debt Funds BBB-rated category, which was 6.19% during the six months. Lipper, Inc. is an independent monitor of mutual fund performance. Compared to the Lehman Brothers Aggregate Bond Index, this fund has a much higher weighting in bonds rated BBB and A, plus it has a stake in high-yield debt, which is not included in the Lehman Brothers Aggregate Bond Index. Lower-rated securities significantly underperformed Treasuries in September, resulting in the fund having a return below that of the Lehman Brothers Aggregate Bond Index for the six months.

                                    Portfolio
                                 Characteristics
                                 ---------------

Total Net Assets                                                    $344,389,705
--------------------------------------------------------------------------------
Average Credit Quality                                                         A
--------------------------------------------------------------------------------
Effective Maturity                                                     7.8 years
--------------------------------------------------------------------------------
Average Duration                                                       4.9 years
--------------------------------------------------------------------------------

Did you make any changes to the portfolio?

Early in the six-month period we made several structural changes to the portfolio. We sold any security that we felt did not have a good credit profile going forward, and replaced them with stable or improving credits. However, we did not alter the credit level of these holdings; we may have sold a BBB-rated security that we felt was in a deteriorating condition, but we replaced it with a same-rated security with what we believe to be a better profile. That allowed us to avoid the downgrades in credit quality that were prevalent in the lower-investment grade market. At the beginning of the period, we had a small position in international bonds, notably from Argentina and Mexico. We decided we did not want to actively invest in the international sector, and we sold our positions. That turned out to be a very good trade, because shortly after we sold, Argentina encountered significant financial problems causing its debt to be downgraded. These moves improved the relative performance of the fund vs. its peer group.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                (as a percentage of 10/31/2001 portfolio assets)

                                  [PIE CHART]

Corporate Bonds -- 50.7%

Collateralized Mortgage Obligations -- 22.5%

Mortgage-Backed Securities -- 15.4%

Yankee Obligations -- 5.2%

Asset-Backed Securities -- 3.1%

Short-Term Investments -- 2.3%

Municipal Obligations -- 0.8%

What factors in the environment influenced the bond markets?

The tremendous bubble that built up in 1999 and early 2000, when the stock market was soaring and the economy was unstoppable, is continuing to unwind. We've since had a rapid deterioration in the stock market, and that funneled directly into the bond market. Weakness in the stock market has translated into a widening of corporate spreads; in other words, the difference between the yields on corporate and Treasury issues expanded. The Federal Reserve engineered a series of ten easing moves to try to keep the economy from recession. Thus, bond yields overall have come down dramatically. Then came the events of September 11, which caused a great deal of uncertainty. There was a flight to quality and spreads on lower-rated obligations widened more dramatically than those on higher-quality debt.

--------------------------------------------------------------------------------
                                    EVERGREEN
                              Diversified Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview
--------------------------------------------------------------------------------


What strategies did you use under this scenario?


As the economic outlook was deteriorating, when we had cash available or sold a position, we invested the proceeds in federal agency debt. We chose Agencies for several reasons. We were extending the fund's duration to be longer than the Lehman Brothers Aggregate Bond Index. Expressed in years, duration measures a fund's sensitivity to changes in interest rates. A quick and liquid way to do this was to buy federal agencies. We also sold our U.S. Treasury position and invested the proceeds in Agencies to gain the additional yield. Our duration strategy worked to the fund's advantage. By positioning the portfolio at a longer duration, the fund benefited as interest rates declined.

After September 11, there was a flight to quality and the spread on agencies tightened significantly, which meant they appreciated in price. Meanwhile, the high yield market sold off substantially. That gave us the opportunity to sell our agency positions at a profit, and buy high-yield securities at what we felt was the low part of the market. We currently plan to increase high-yield holdings from 12% of assets at the beginning of September to 20% ultimately. Our outlook for the high-yield sector is positive. This sector has a high correlation to the stock market. Stocks typically start appreciating a year before earnings turn around, and we believe the market is set to rebound. We expect the stock market to be higher a year from now bringing high-yield securities with it.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
              (as a percentage of 10/31/2001 market value of bonds)

                                  [PIE CHART]

AAA -- 31.2%

AA -- 5.2%

A -- 18.8%

BBB -- 30.1%

BB -- 5.8%

B -- 6.0%

NR -- 1.7%

NA -- 1.2%

What is your outlook for interest rates?

We think that long-term rates will stay around current levels going forward, while we expect rates at the short end to rise over the next two to three quarters as the economy starts to recover. We have thus shifted our maturity strategy. We had structured the portfolio in a "bulleted" fashion, with most of our purchases around a ten-year maturity as we lengthened the fund's duration in a declining interest rate environment. Now, however, we are starting to sell some of the ten-year maturities and invest instead in long-term (30-year) and short-maturity issues. This barbell approach is in the investment-grade portion of the portfolio and should allow the fund to benefit under our interest rate scenario.

                           (Intentionally Left Blank)

                           (Intentionally Left Blank)

                                                          EV QualInc/EV DiversBd

                                     PART B

                          EVERGREEN FIXED INCOME TRUST
                         EVERGREEN DIVERSIFIED BOND FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of
                         EVERGREEN QUALITY INCOME FUND
                                 A Series of
                         EVERGREEN FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

                        By and In Exchange For Shares of

                        EVERGREEN DIVERSIFIED BOND FUND
                                  A Series of
                         EVERGREEN FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen Quality Income Fund ("Quality Income Fund"), a series of Evergreen Fixed Income Trust, to Evergreen Diversified Bond Fund ("Diversified Bond Fund"), a series of Evergreen Fixed Income Trust, in exchange for Class A, B, C and I shares (to be issued to holders of Class A, B, C and I shares, respectively, of Quality Income Fund) of beneficial interest, $0.001 par value per share, of Diversified Bond Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of Quality Income Fund and Diversified Bond Fund dated September 1, 2001, as supplemented on January 3, 2002 and February 1, 2002;

(2) Annual Report of Quality Income Fund and Diversified Bond Fund dated April 30, 2001;

(3) Semi-Annual Report of Quality Income Fund and Diversified Bond Fund for the six-month period ended October 31, 2001; and

(4)      Pro Forma Financial Statements as of October 31, 2001.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Quality Income Fund and Diversified Bond Fund dated March 22, 2002. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Fixed Income Trust at the telephone numbers or addresses set forth above.

         The date of this Statement of Additional Information is March 22, 2002.

                                SUPPLEMENT TO THE
                   STATEMENTS OF ADDITIONAL INFORMATION (SAI)
                                       OF
                         EVERGREEN DOMESTIC GROWTH FUNDS
                            EVERGREEN BALANCED FUNDS
                        EVERGREEN GROWTH AND INCOME FUNDS
                             EVERGREEN SECTOR FUNDS
                             EVERGREEN EQUITY FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS

                                  (the "Funds")

--------------------------------------------------------------------------------
                                  SPECIAL OFFER
--------------------------------------------------------------------------------

         During the period from February 1, 2002 through April 15, 2002 (the "Sales Period") or unless extended by Evergreen Distributors, Inc. ("EDI"), the principal underwriter of the Funds, EDI will pay A. G. Edwards & Sons, Inc. an additional commission on sales of the Funds through Individual Retirement Accounts. EDI will pay an additional commission equal to 0.50% of the net asset value of all sales of Class B shares of the Funds and an additional commission of 0.25% of the net asset value of all sales of Class C shares of the Funds sold during the Sales Period.

February 1, 2002                                              560829  (2/02)

       SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                       OF
       EVERGREEN SELECT FIXED INCOME FUNDS EVERGREEN SELECT EQUITY FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                            EVERGREEN BALANCED FUNDS
                        EVERGREEN GROWTH AND INCOME FUNDS
                         EVERGREEN DOMESTIC GROWTH FUNDS
                             EVERGREEN SECTOR FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                        EVERGREEN VARIABLE ANNUITY FUNDS
                           (collectively the "Funds")

I. Effective January 2, 2002, the section of each Fund's SAI entitled SERVICE PROVIDERS is revised as follows:

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, MA 02116-5034, a subsidiary of Wachovia Corporation, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Evergreen Funds with facilities, equipment and personnel and is entitled to receive annual fees from the Funds at the following rate:

Evergreen Select Fixed Income Funds*, Evergreen Select Equity Funds, Evergreen State Municipal Bond Funds, Evergreen Southern State Municipal Bond Funds, Evergreen National Municipal Bond Funds, Evergreen Balanced Funds, Evergreen Domestic Growth Funds, Evergreen Growth and Income Funds, Evergreen Sector Funds, Evergreen International and Global Growth Funds, Evergreen Short and Intermediate Term Bond Funds, Evergreen Intermediate and Long Term Bond Funds and Evergreen Variable Annuity Funds

           ========================================== =====================
                Average Daily Net Assets of the          Administrative
                Evergreen Fluctuating NAV Funds        Service Fee Rates
           ------------------------------------------ ---------------------
                       First $50 billion                      0.100%
           ------------------------------------------ ---------------------
                       Next $25 billion                       0.090%
           ------------------------------------------ ---------------------
                       Next $25 billion                       0.080%
           ------------------------------------------ ---------------------
                       Next $25 billion                       0.075%
           ------------------------------------------ ---------------------
                  On assets over $125 billion                 0.050%
           ========================================== =====================

     *Evergreen Fixed Income Fund II does not pay an administrative service fee.

Evergreen Money Market Funds and Evergreen Institutional Money Market Funds*
           ========================================== =====================
                Average Daily Net Assets of the          Administrative
                 Evergreen Money Market Funds          Service Fee Rates
           ------------------------------------------ ---------------------
                       First $60 billion                        0.60%
           ------------------------------------------ ---------------------
                       Next $40 billion                         0.055%
           ------------------------------------------ ---------------------
                       Next $25 billion                         0.050%
           ------------------------------------------ ---------------------
                   On assets over $125 billion                  0.040%
           ========================================== =====================

         *SNAP Fund does not pay an administrative service fee.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 2121, Boston, MA 02106-9970, a subsidiary of Wachovia Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:

          ==================================== =============== ==============
                                                 Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
          Fund Type
          ------------------------------------ --------------- --------------
          Monthly Dividend Funds*                  $26.75          $9.00
          ------------------------------------ --------------- --------------
          Quarterly Dividend Funds*                $25.75          $9.00
          ------------------------------------ --------------- --------------
          Semiannual Dividend Funds*               $24.75          $9.00
          ------------------------------------ --------------- --------------
          Annual Dividend Funds*                   $24.75          $9.00
          ------------------------------------ --------------- --------------
          Money Market Funds*                      $26.75          $9.00
          ==================================== =============== ==============

     * For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
     ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

         In addition, effective January 2, 2002, the section of the SAI entitled ADVISORY FEES for Evergreen Foundation Fund, Evergreen Growth and Income Fund and Evergreen Fund is revised as follows:

         Evergreen Investment Management Company, LLC is entitled to receive an annual fee based on each Fund's average daily net assets, as follows:

Evergreen Foundation Fund

                  ================================== =================
                      Average Daily Net Assets             Fee
                  ---------------------------------- -----------------
                         first $750 million               0.725%
                  ---------------------------------- -----------------
                          next $250 million               0.600%
                  ---------------------------------- -----------------
                           Over $1 billion                0.550%
                  ================================== =================

Evergreen Growth and Income Fund

                  ================================== =================
                      Average Daily Net Assets             Fee
                  ---------------------------------- -----------------
                         first $500 million               0.725%
                  ---------------------------------- -----------------
                          next $750 million               0.700%
                  ---------------------------------- -----------------
                          next $750 million               0.650%
                  ---------------------------------- -----------------
                           Over $2 billion                0.625%
                  ================================== =================

Evergreen Fund

                  ================================== =================
                      Average Daily Net Assets             Fee
                  ---------------------------------- -----------------
                         first $500 million               0.750%
                  ---------------------------------- -----------------
                          next $500 million               0.700%
                  ---------------------------------- -----------------
                           next $1 billion                0.650%
                  ---------------------------------- -----------------
                           Over $2 billion                0.625%
                  ================================== =================

January 3, 2002                                                 560357 1/02

                          EVERGREEN FIXED INCOME TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                September 1, 2001

            Evergreen Diversified Bond Fund ("Diversified Bond Fund")
               Evergreen High Yield Bond Fund ("High Yield Fund")
              Evergreen Quality Income Fund ("Quality Income Fund")
            Evergreen Strategic Income Fund ("Strategic Income Fund")
             Evergreen U.S. Government Fund ("U.S. Government Fund")
                     (Each a "Fund," together, the "Funds")

         Each Fund is a series of an open-end management investment company known as Evergreen Fixed Income Trust (the "Trust")

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated September 1, 2001 for the Fund in which you are making or contemplating an investment. The Funds are offered through the prospectus offering Class A, Class B, Class C and Class I (formerly Class Y) shares of each Fund. You may obtain a prospectus without a charge by calling
(800) 343-2898 or by downloading it off our website at www.evergreeninvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information about the Funds described in the prospectus that may or may not apply to the Fund or class of shares in which you are interested.

         Certain information may be incorporated by reference to the Funds' Annual Report dated April 30, 2001. You may obtain a copy of the Annual Report without charge by calling (800) 343-2898 or downloading it off our website at www.evergreeninvestments.com.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY.............................................................1-1
INVESTMENT POLICIES.......................................................1-1
OTHER SECURITIES AND PRACTICES............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES..........................................1-3
EXPENSES..................................................................1-6
PERFORMANCE..............................................................1-10
COMPUTATION OF CLASS A OFFERING PRICE ...................................1-11
SERVICE PROVIDERS........................................................1-11
FINANCIAL STATEMENTS.....................................................1-13


PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES.............2-1
PURCHASE AND REDEMPTION OF SHARES........................................2-17
SALES CHARGE WAIVERS AND REDUCTIONS......................................2-20
PRICING OF SHARES........................................................2-22
PERFORMANCE CALCULATIONS.................................................2-23
PRINCIPAL UNDERWRITER....................................................2-24
DISTRIBUTION EXPENSES UNDER RULE 12b-1...................................2-25
SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT PROFESSIONALS............2-28
TAX INFORMATION..........................................................2-30
BROKERAGE................................................................2-32
ORGANIZATION.............................................................2-33
INVESTMENT ADVISORY AGREEMENT............................................2-34
MANAGEMENT OF THE TRUST..................................................2-36
CORPORATE AND MUNICIPAL BOND RATINGS.....................................2-38
ADDITIONAL INFORMATION...................................................2-48

                                      PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the1940
Act). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.       Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversified Funds:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect 75% of its total assets, a diversified investment company may not invest more that 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more that 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2.       Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:.

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.       Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.       Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

                                       1-1

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.       Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.       Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.       Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

                                       1-2

                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectus. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
Repurchase Agreements
Reverse Repurchase Agreements
Dollar Rolls (applicable to Diversified Bond Fund,  Quality Income Fund and
    U.S. Government  Fund)
Covered Dollar Rolls  (applicable  to  Diversified  Bond Fund, Quality Income
    Fund and U.S. Government Fund)
Convertible Securities (applicable only to  Diversified  Bond  Fund  and
    Quality  Income  Fund)
Preferred Stocks (applicable only to Diversified Bond Fund and Quality Income
    Fund)
Swaps, Caps, Floors and Collars (applicable only to Quality Income Fund) Options and Futures Strategies
Foreign  Securities  (applicable only to Diversified Bond Fund, High Yield Fund and Strategic Income Fund)
Foreign Currency Transactions (applicable only to Diversified Bond Fund,
    High Yield Fund and Strategic Income Fund)
Premium  Securities
High Yield,  High Risk Bonds (applicable only to Diversified Bond Fund,
    High Yield Fund and Strategic  Income Fund)
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales
Obligations of Foreign  Branches of U.S. Banks (applicable only to Diversified
    Bond Fund, High Yield  Fund)
Zero  Coupon  "Stripped"  Bonds
Mortgage-Backed  or  Asset-Backed Securities
Limited Partnerships (applicable only to Diversified Bond Fund, High Yield Fund and Strategic Income Fund)

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of July 31, 2001, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of July 31, 2001.

    ----------------------------------------------------------
    Diversified Bond Fund Class A
    ----------------------------------------------------------
    ------------------------------------------- --------------
    MLPF&S For the Sole Benefit of Its
    Customers                                   8.60%
    Attn: Fund Administration
    4800 Deer Lake Drive, E., 2nd Floor
    Jacksonville, FL 32246-6484
    ------------------------------------------- --------------

                                       1-3

    ----------------------------------------------------------
    Diversified Bond Fund Class B
    ----------------------------------------------------------
    ------------------------------------------- --------------
    None
    ------------------------------------------- --------------
    ----------------------------------------------------------
    Diversified Bond Fund Class C
    ----------------------------------------------------------
    ------------------------------------------- --------------
    None
    ------------------------------------------- --------------
    ----------------------------------------------------------
    Diversified Bond Fund Class I
    ----------------------------------------------------------
    ------------------------------------------- --------------
    First Union National Bank
    Trust Accounts                              74.84%
    301 S. Tyron Street
    Charlotte, NC 28288-1915
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    Florine Keller
    James E. Keller JT Ten                      7.86%
    1737 Lakeside Drive
    Venice, FL 34293-1825
    ------------------------------------------- --------------
    ----------------------------------------------------------
    High Yield Fund Class A
    ----------------------------------------------------------
    ------------------------------------------- --------------
    MLPF&S For the Sole Benefit of Its
    Customers                                   5.29%
    Attn: Fund Administration
    4800 Deer Lake Drive, E., 2nd Floor
    Jacksonville, FL 32246-6484
    ------------------------------------------- --------------
    ----------------------------------------------------------
    High Yield Fund Class B
    ----------------------------------------------------------
    ------------------------------------------- --------------
    MLPF&S For the Sole Benefit of Its
    Customers                                   6.72%
    Attn: Fund Administration
    4800 Deer Lake Drive, E., 2nd Floor
    Jacksonville, FL 32246-6484
    ------------------------------------------- --------------
    ----------------------------------------------------------
    High Yield Fund Class C
    ----------------------------------------------------------
    ------------------------------------------- --------------
    None
    ------------------------------------------- --------------
    ----------------------------------------------------------
    High Yield Fund Class I
    ----------------------------------------------------------
    ------------------------------------------- --------------
    First Union National Bank
    Cash Account                                65.85%
    Attn: Trust Operations Fund Group
    401 S. Tyron Street, 3rd Floor
    Charlotte. NC 28288-1911
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    First Union National bank
    Reinvest Account                            30.52%
    Attn: Trust Operations Fund Group
    401 S. Tyron Street, 3rd Floor
    Charlotte, NC 28288-1911
    ------------------------------------------- --------------
    ----------------------------------------------------------
    Quality Income Fund Class A
    ----------------------------------------------------------
    ------------------------------------------- --------------
    None
    ------------------------------------------- --------------
    ----------------------------------------------------------
    Quality Income Fund Class B
    ----------------------------------------------------------
    ------------------------------------------- --------------
    First Clearing Corporation
    Michael A. Rooney                           5.60%
    23352 Camford Place
    Valencia, CA 91354-2146
    ------------------------------------------- --------------

                                       1-4

    ----------------------------------------------------------
    Quality Income Fund Class C
    ----------------------------------------------------------
    ------------------------------------------- --------------
    None
    ------------------------------------------- --------------
    ----------------------------------------------------------
    Quality Income Fund Class I
    ----------------------------------------------------------
    ------------------------------------------- --------------
    State Street Bank & Trust Company
    Custodian for the IRA Rollover of Stephen   97.84%
    G. Mark
    6338 Angeles Drive
    Dublin, OH 43016-8479
    ------------------------------------------- --------------
    ----------------------------------------------------------
    Strategic Income Fund Class A
    ----------------------------------------------------------
    ------------------------------------------- --------------
    None
    ------------------------------------------- --------------
    ----------------------------------------------------------
    Strategic Income Fund Class B
    ----------------------------------------------------------
    ------------------------------------------- --------------
    None
    ------------------------------------------- --------------
    ----------------------------------------------------------
    Strategic Income Fund Class C
    ----------------------------------------------------------
    ------------------------------------------- --------------
    MLPF&S For the Sole Benefit of Its
    Customers                                   7.34%
    Attn: Fund Administration
    4800 Deer Lake Drive, E., 2nd Floor
    Jacksonville, FL 32246-6484
    ------------------------------------------- --------------
    ----------------------------------------------------------
    Strategic Income Fund Class I
    ----------------------------------------------------------
    ------------------------------------------- --------------
    First Union National Bank
    Cash Account                                64.47%
    Attn: Trust Accounts
    1525 West WT Harris Boulevard
    Charlotte, NC 28288-1076
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    First Union National Bank
    401K Accounts                               29.10%
    1525 West WT Harris Boulevard
    Charlotte, NC 28288-1076
    ------------------------------------------- --------------
    ----------------------------------------------------------
    US Government Fund Class A
    ----------------------------------------------------------
    ------------------------------------------- --------------
    None
    ------------------------------------------- --------------
    ----------------------------------------------------------
    US Government Fund Class B
    ----------------------------------------------------------
    ------------------------------------------- --------------
    None
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    US Government Fund Class C
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    Douglas Luther Mons Ellingson TTEE
    Douglas Luther Mons Ellingson               22.02%
    Revocable Living Trust
    1833 East Carver Street
    Tempe, AZ 85284-2509
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    MLPF&S For the Sole Benefit of Its
    Customers                                   5.48%
    Attn: Fund Administration
    4800 Deer Lake Drive, E., 2nd Floor
    Jacksonville, FL 32246-6484
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    US Government Fund Class I
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    First Union National Bank
    401K Accounts                               49.23%
    1525 West WT Harris Boulevard
    Charlotte, NC 28288-1076
    ------------------------------------------- --------------

                                       1-5

    ------------------------------------------- --------------
    Wachovia Bank
    Dir. Trustee for First Union Corporation    19.24%
    Non-Qualified Retirement Plan
    P.O. Box 3073
    Winston Salem, NC 27150-0001
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    First Union National Bank
    Trust Accounts                              12.27%
    301 S. Tyron Street
    Charlotte, NC 28288-1915
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    First Union National Bank
    Trust Accounts                              10.79%
    301 S. Tyron Street
    Charlotte, NC 28288-1915
    ------------------------------------------- --------------
    ------------------------------------------- --------------
    Wachovia Bank NA Directed TTEE For
    First Union Corporation                     6.91%
    Retirement Trust for Non-Employee Dir.
    P.O. Box 3073
    Winston Salem, NC 27102-3073
    ------------------------------------------- --------------


                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. Prior to November 1, 2000, the investment advisor to the Quality Income Fund was Mentor Investment Advisors, LLC (Mentor Advisors). Prior to May 11, 2001 the investment advisor to the U.S. Government Fund was the First Capital Group (FCG), a division of First Union National Bank. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         EIMC is entitled to receive from the Diversified Fund, High Yield Fund and Strategic Income Fund an annual fee of 2.0% of gross dividend and interest income, plus the following:

                        ---------------------- ---------------------
                          Average Daily Net            Fee
                               Assets
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                         First $100 million           0.41%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $100 million           0.36%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $100 million           0.31%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $100 million           0.26%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Next $100 million           0.21%
                        ---------------------- ---------------------
                        ---------------------- ---------------------
                          Over $500 million           0.16%
                        ---------------------- ---------------------

         EIMC is entitled to receive an annual fee of 0.42% of the U.S. Government Fund's average daily net assets and 0.60% of Quality Income Fund's average daily net assets. In order to limit Fund expenses, Strategic Income Fund paid net advisory fees of 0.18% of its average daily net assets. In order to limit Fund expenses, Quality Income Fund paid net advisory fees of 0.34% of its average daily net assets. These limits may be terminated or changed at any time.

                                       1-6

Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

================================================================================
Fund/Fiscal Year or Period         Advisory Fees Paid       Advisory Fees Waived
================================================================================
================================================================================
Fiscal Year Ended April 30, 2001
--------------------------------------------------------------------------------
Diversified Bond Fund                  $1,768,095                   $0
--------------------------------------------------------------------------------
High Yield Fund                        $2,287,063                   $0
--------------------------------------------------------------------------------
Quality Income Fund                     $800,308                 $350,240
--------------------------------------------------------------------------------
Strategic Income Fund                  $1,285,874                $864,639
--------------------------------------------------------------------------------
U.S. Government Fund                   $1,742,770                   $0
--------------------------------------------------------------------------------
Fiscal Year Ended April 30, 2000
--------------------------------------------------------------------------------
Diversified Bond Fund                  $2,308,312                   $0
--------------------------------------------------------------------------------
High Yield Fund                        $2,195,662                   $0
--------------------------------------------------------------------------------
Quality Income Fund (a)                 $621,650                 $235,525
--------------------------------------------------------------------------------
Strategic Income Fund                  $1,712,814               $1,474,921
--------------------------------------------------------------------------------
U.S. Government Fund                   $2,074,200                   $0
--------------------------------------------------------------------------------
Fiscal Year Ended April 30, 1999
--------------------------------------------------------------------------------
Diversified Bond Fund                  $2,871,113                   $0
--------------------------------------------------------------------------------
High Yield Fund                        $2,688,068                $538,084
--------------------------------------------------------------------------------
Quality Income Fund (b)                $1,258,891                $312,164
--------------------------------------------------------------------------------
Strategic Income Fund                  $1,852,515                $798,523
--------------------------------------------------------------------------------
U.S. Government Fund                   $1,817,699                   $0
================================================================================
(a) For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.
(b)  For the year ended September 30, 1999.

Brokerage Commissions

         Below are the brokerage commissions paid by each Fund for the last three fiscal years or periods. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of the SAI.

================================================================================
               Fund      Year Ended April   Year Ended April  Year Ended April
                             30, 2001           30, 2000          30, 1999
================================================================================
================================================================================
Diversified Bond Fund           $0                 $0                $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
High Yield Fund              $26,830            $50,140            $37,490
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Quality Income Fund            $970              $0 (a)             $0(b)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Strategic Income Fund         $7,520             $8,068            $3,698
--------------------------------------------------------------------------------
U.S. Government Fund         $37,683            $19,350            $33,456
================================================================================
(a) For the seven months ended April 30,2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.
(b)  Year ended September 30, 1999.


Portfolio Turnover

         The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, which are taxable to shareholders as ordinary income.

                                       1-7

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

================================================================================
         Fiscal Year/Fund            Total Underwriting         Underwriting
                                         Commissions        Commissions Retained
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fiscal Year Ended April 30, 2001
--------------------------------------------------------------------------------
Diversified Bond Fund                     $328,000                 $4,802
--------------------------------------------------------------------------------
High Yield Fund                           $888,101                 $16,004
--------------------------------------------------------------------------------
Quality Income Fund                       $221,795                 $4,467
--------------------------------------------------------------------------------
Strategic Income Fund                     $935,930                 $19,761
--------------------------------------------------------------------------------
U.S. Government Fund                      $482,787                   $0
--------------------------------------------------------------------------------
Fiscal Year Ended April 30, 2000
--------------------------------------------------------------------------------
Diversified Bond Fund                     $240,440                 $3,934
--------------------------------------------------------------------------------
High Yield Fund                           $213,140                 $6,023
--------------------------------------------------------------------------------
Quality Income Fund (a)                   $130,232                 $1,137
--------------------------------------------------------------------------------
Strategic Income Fund                    $1,250,300                $23,102
--------------------------------------------------------------------------------
U.S. Government Fund                      $415,521                   $0
--------------------------------------------------------------------------------
Fiscal Year Ended April 30, 1999
--------------------------------------------------------------------------------
Diversified Bond Fund                     $454,686                 $8,812
--------------------------------------------------------------------------------
High Yield Fund                           $479,457                   $0
--------------------------------------------------------------------------------
Quality Income Fund (b)                    $15,390                 $15,390
--------------------------------------------------------------------------------
Strategic Income Fund                    $1,616,086                $18,294
--------------------------------------------------------------------------------
U.S. Government Fund                      $572,454                   $0
================================================================================
(a) For the seven months ended April 30, 2000. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2000.
(b)  For the year ended September 30, 1999.


12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year ended April 30, 2001. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

========================================================================================================
             Fund      Class A          Class B                          Class C
                       =================================================================================
                       Service Fees     Distribution     Service Fees    Distribution    Service Fees
                                            Fees                             Fees
--------------------------------------------------------------------------------------------------------
Diversified Bond Fund    $816,595         $164,212         $54,737          $10,684         $3,561
--------------------------------------------------------------------------------------------------------
High Yield Fund          $815,810         $217,506         $72,502         $463,907        $154,636
--------------------------------------------------------------------------------------------------------
Quality Income Fund      $163,639          $6,511           $2,170         $502,905        $167,635
--------------------------------------------------------------------------------------------------------
Strategic Income Fund    $305,450         $693,207         $231,069        $113,271         $37,757
--------------------------------------------------------------------------------------------------------
U.S. Government Fund     $233,746         $567,270         $189,090         $43,568         $14,522
========================================================================================================

                                       1-8

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trust individually for the twelve months ended April 30, 2001 and by the Trust and the ten other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2000. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

================================================================================
              Trustee     Aggregate Compensation from   Total Compensation from
                          Trust for fiscal year ended   the Evergreen Fund
                                   4/30/2001            Complex for the twelve
                                                        months ended 12/31/2000*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Laurence B. Ashkin**                 $1,038                   $82,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles A. Austin, III               $1,397                   $88,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arnold H. Dreyfuss**                 $1,047                   $83,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
K. Dun Gifford                       $1,463                   $91,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James S. Howell***                    $561                    $38,750
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leroy Keith, Jr.                     $1,298                   $83,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gerald M. McDonnell                  $1,407                   $88,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas L. McVerry                    $1,528                   $98,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Louis W. Moelchert, Jr.              $1,298                   $83,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Walt Pettit                  $1,407                   $88,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David M. Richardson                  $1,407                   $88,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell A. Salton, III               $1,516                   $101,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael S. Scofield                  $1,771                   $112,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard J. Shima                     $1,306                   $83,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard K. Wagoner                   $1,407                   $88,500
================================================================================

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2000. The amounts listed below will be payable in later years to the respective Trustees:

Austin                         $26,550
Howell                         $27,125
McDonnell                      $88,500
McVerry                        $98,500
Moelchert                      $83,000
Pettit                         $88,500
Salton                         $101,000
Scofield                       $65,100

**As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti.
***As of January 1, 2000, James S. Howell retired and became Trustee Emeritus.

                                       1-9

                                   PERFORMANCE

Total Return

         Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of April 30, 2001. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

=================================================================================================
                                                        Ten Years or Since
         Fund/Class           One Year     Five Years   Inception Date of       Inception Date of
                                                            Class                     Class
=================================================================================================
=================================================================================================
Diversified Bond Fund(a)
-------------------------------------------------------------------------------------------------
Class A                         3.65%        5.49%            6.73%              01/20/1998
-------------------------------------------------------------------------------------------------
Class B                         3.00%        5.67%            6.98%              09/11/1935
-------------------------------------------------------------------------------------------------
Class C                         6.00%        5.98%            6.98%              04/07/1998
-------------------------------------------------------------------------------------------------
Class I                         9.08%        6.53%            7.25%              02/11/1998
-------------------------------------------------------------------------------------------------
High Yield Fund(a)
-------------------------------------------------------------------------------------------------
Class A                        -4.72%        3.71%            7.72%              01/20/1998
-------------------------------------------------------------------------------------------------
Class B                        -5.16%        3.95%            7.99%              09/11/1935
-------------------------------------------------------------------------------------------------
Class C                        -2.42%        4.23%            7.98%              01/21/1998
-------------------------------------------------------------------------------------------------
Class I                         0.40%        4.87%            8.31%              04/14/1998
-------------------------------------------------------------------------------------------------
Quality Income Fund (b)
-------------------------------------------------------------------------------------------------
Class A                         5.81%        5.01%            4.77%              04/29/1992
-------------------------------------------------------------------------------------------------
Class B                         5.29%        5.47%            5.19%              10/18/1999
-------------------------------------------------------------------------------------------------
Class C                         8.29%        5.44%            4.77%              04/29/1992
-------------------------------------------------------------------------------------------------
Class I                        10.42%        5.80%            5.20%              11/19/1997
-------------------------------------------------------------------------------------------------
Strategic Income Fund(c)
-------------------------------------------------------------------------------------------------
Class A                        -2.83%        3.75%            8.51%              04/14/1987
-------------------------------------------------------------------------------------------------
Class B                        -3.50%        3.64%            8.38%              02/01/1993
-------------------------------------------------------------------------------------------------
Class C                        -0.52%        3.97%            8.38%              02/01/1993
-------------------------------------------------------------------------------------------------
Class I                         2.41%        4.76%            9.04%              01/13/1997
-------------------------------------------------------------------------------------------------
U.S. Government Fund(d)
-------------------------------------------------------------------------------------------------
Class A                         5.67%        5.57%            5.43%              01/11/1993
-------------------------------------------------------------------------------------------------
Class B                         5.15%        5.48%            5.31%              01/11/1993
-------------------------------------------------------------------------------------------------
Class C                         8.15%        5.81%            5.41%              09/02/1994
-------------------------------------------------------------------------------------------------
Class I                        11.25%        6.87%            6.29%              09/02/1993
=================================================================================================

(a) Historical performance shown for Classes A, C, and I prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and I have not been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and
     C. Class I does not pay 12b-1 fees. If these fees had been adjusted, returns for Class A and Class I would have been higher.

(b) Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. The 12b-1 fees are 0.25%for Class A and 1.00% for Classes B C. Class I does not pay 12b-1 fees. If these fees had been adjusted, returns for Class B would have been lower while returns for Class I would have been higher.

(c) Historical performance shown for Classes B, C, and I prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been adjusted, returns for Classes B and C would have been lower while returns for Class I would have been higher.

(d) Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and I have not been adjusted to reflect the effect of each Class' 12b-1 fees. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been adjusted, returns for Class C would have been lower while returns for Class I would have been higher.

                                       1-10

Yields

         Below are the current yields of the Funds for the 30-day period ended April 30, 2001. For more information, see "30-Day Yield" under "Performance Calculations" in Part 2 of this SAI.

============================================================================
                                 30-Day Yield
----------------------------------------------------------------------------
            Fund        Class A      Class B    Class C      Class I
----------------------------------------------------------------------------
Diversified Bond Fund    5.99%        5.52%      5.52%        6.54%
----------------------------------------------------------------------------
High Yield Fund          8.43%        8.08%      8.09%        9.11%
----------------------------------------------------------------------------
Quality Income Fund      5.59%        5.09%      5.11%        6.12%
----------------------------------------------------------------------------
Strategic Income Fund    6.77%        6.36%      6.34%        7.38%
----------------------------------------------------------------------------
U.S. Government Fund     4.99%        4.48%      4.47%        5.49%
============================================================================


                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at the end of April 2001. For more information, see "Purchase and Redemption of Shares" and "Pricing of Shares" in Part 2 of this SAI.

================================================================================
            Fund               Net Asset Value   Sales Charge    Offering Price
                                  Per Share                        Per Share
--------------------------------------------------------------------------------
Diversified Bond Fund              $14.53            4.75%           $15.25
--------------------------------------------------------------------------------
High Yield Fund                     $3.39            4.75%           $3.56
--------------------------------------------------------------------------------
Quality Income Fund                $12.50            4.75%           $13.12
--------------------------------------------------------------------------------
Strategic Income Fund               $5.74            4.75%           $6.03
--------------------------------------------------------------------------------
U.S. Government Fund                $9.59            4.75%           $10.07
================================================================================


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund at the rate of 0.10% of each Fund's average daily net assets.

         Below are the administrative fees paid by each Fund for the last three fiscal years or periods.

===========================================================
Fund/Fiscal Year or Period            Administrative Fees
                                             Paid
===========================================================
Fiscal Year Ended April 30, 2001
-----------------------------------------------------------
Diversified Bond Fund                      $350,882
-----------------------------------------------------------
High Yield Fund                            $423,224
-----------------------------------------------------------
Quality Income Fund                        $133,385
-----------------------------------------------------------
Strategic Income Fund                      $231,830
-----------------------------------------------------------
U.S. Government Fund                       $414,945
===========================================================

                                       1-11

===========================================================
Fiscal Year Ended April 30, 2000
-----------------------------------------------------------
Diversified Bond Fund                      $168,956
-----------------------------------------------------------
High Yield Fund                            $146,865
-----------------------------------------------------------
Quality Income Fund (a)                    $103,608
-----------------------------------------------------------
Strategic Income Fund                      $103,011
-----------------------------------------------------------
U.S. Government Fund                       $186,422
-----------------------------------------------------------
Fiscal Year Ended April 30, 1999
-----------------------------------------------------------
Diversified Bond Fund                       $84,426
-----------------------------------------------------------
High Yield Fund                             $67,111
-----------------------------------------------------------
Quality Income Fund (b)                    $209,815
-----------------------------------------------------------
Strategic Income Fund                       $49,227
-----------------------------------------------------------
U.S. Government Fund                        $76,538
===========================================================
(a) For the seven months ended April 30, 2000. The Fund changes its fiscal year end from September 30 to April 30, effective April 30, 2000.

(b)  For the year ended September 30, 1999.


Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 2121, Boston, Massachusetts 02106-9970, a subsidiary of First Union Corporation, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The Fund pays ESC annual fees as follows:

    ============================= =============== ==============
                                    Annual Fee     Annual Fee
             Fund Type               Per Open      Per Closed
                                     Account*       Account**
    ============================= =============== ==============
    ============================= =============== ==============
    Monthly Dividend Funds            $25.50          $9.00
    ----------------------------- --------------- --------------
    ----------------------------- --------------- --------------
    Quarterly Dividend Funds          $24.50          $9.00
    ----------------------------- --------------- --------------
    ----------------------------- --------------- --------------
    Semiannual Dividend Funds         $23.50          $9.00
    ----------------------------- --------------- --------------
    ----------------------------- --------------- --------------
    Annual Dividend Funds             $23.50          $9.00
    ----------------------------- --------------- --------------
    ----------------------------- --------------- --------------
    Money Market Funds                $25.50          $9.00
    ============================= =============== ==============

*For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.
**Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

         Evergreen  Distributor,  Inc. (EDI), 90 Park Avenue, New York, New York
10016,   markets  the  Funds   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

                                       1-12

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 2121, Boston, Massachusetts 02106-9970, by calling ESC toll-free at 1-800-343-2898, or by downloading it off our website at www.evergreeninvestments.com.

                                       1-13

                                 EVERGREEN FUNDS
                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some  government  agencies  and   instrumentalities   may  not  receive
financial support from the U.S. Government. Examples of such agencies are:

          (i)   Farm   Credit   System,   including   the   National   Bank  for
                Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii)  Farmers Home Administration;

          (iii) Federal Home Loan Banks;

          (iv)  Federal Home Loan Mortgage Corporation;

          (v)   Federal  National   Mortgage   Association;   and  Student  Loan
                Marketing Association.

         Securities  Issued  by the  Government  National  Mortgage  Association
(GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

                                       2-1

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent

                                       2-2
jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls may be viewed as a borrowing by the Fund, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising

                                       2-3
its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

                                       2-4

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference

                                       2-5
instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all time while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

                                       2-6

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the

                                       2-7
purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market

                                       2-8
exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be

                                       2-9
subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

                                       2-10

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In

                                       2-11
determining the liquidity of Rule 144A  securities,  the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal  Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

                                       2-12

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

                                       2-13

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. Zero Coupon "Stripped" Bonds

                                       2-14

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded

                                       2-15
over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support. Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

                                       2-16

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 5.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of

                                       2-17
their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

Class B Shares

         The Fund offers Class B shares at NAV without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

         REDEMPTION TIME                                               CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase.......................  5.00%
         Second 12-month period following the month of purchase.......  4.00%
         Third 12-month period following the month of purchase........  3.00%
         Fourth 12-month period following the month of purchase.......  3.00%
         Fifth 12-month period following the month of purchase........  2.00%
         Sixth 12-month period following the month of purchase........  1.00%
         Thereafter...................................................  0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at NAV without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

                                       2-18

         REDEMPTION TIME                                               CDSC RATE

         Month of purchase and the first 12-month
         period following the month of purchase......................  2.00%
         Second 12-month period following the month of purchase......  1.00%
         Thereafter..................................................  0.00%

           See "Contingent Deferred Sales Charge" below.

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares (formerly Class Y Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class I shares of an Evergreen Fund (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen Money Market Funds are offered at NAV without an initial or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. Institutional shares do not pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by

                                       2-19
making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your initial sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the initial sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the initial sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Initial Sales Charges

         The Fund may sell its shares at net asset value without an initial sales charge to:

          1.   purchasers of shares in the amount of $1 million or more;

          2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                                       2-20

          3. institutional investors, which may include bank trust departments and registered investment advisors;

          4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

          5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

          6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

          7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

          8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

          9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

          1.   an increase in the share value above the net cost of such shares;

          2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

          3. shares that are in the accounts of a shareholder who has died or become disabled;

          4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

          5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

          6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

          7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                                       2-21

          8. a withdrawal consisting of loan proceeds to a retirement plan participant;

          9. a financial hardship withdrawal made by a retirement plan participant;

          10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

          11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter

                                       2-22
                  market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The following is the formula used to calculate average annual total return:

                              [OBJECT OMITTED]

         P = initial payment of $1,000 T = average annual total return N = number of years

         ERV = ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is

                                       2-23
calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                              [OBJECT OMITTED]

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

                              [OBJECT OMITTED]


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                               [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

                                       2-24

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

         -------------------------- --------------------------
                                     Current Maximum
                   Class             12b-1 Fees Allowed Under
                                     the Plans
         -------------------------- --------------------------
         -------------------------- --------------------------
                     A                      0.75%(a)
         -------------------------- --------------------------
         -------------------------- --------------------------
                     B                        1.00%
         -------------------------- --------------------------
         -------------------------- --------------------------
                     C                        1.00%
         -------------------------- --------------------------

                                       2-25

         -------------------------- --------------------------
                     S                      0.75%(b)
         -------------------------- --------------------------
         -------------------------- --------------------------
                    S1                      0.75%(b)
         -------------------------- --------------------------
         -------------------------- --------------------------
              Administrative                0.75%(c)
         -------------------------- --------------------------
         -------------------------- --------------------------
           Institutional Service            0.75%(c)
         -------------------------- --------------------------
         -------------------------- --------------------------
                 Investor                   0.75%(c)
         -------------------------- --------------------------
         -------------------------- --------------------------
                Participant                 0.75%(c)
         -------------------------- --------------------------
         -------------------------- --------------------------
                  Reserve                   0.75%(c)
         -------------------------- --------------------------
         -------------------------- --------------------------
                 Resource                   1.00%(d)
         -------------------------- --------------------------

(a) Currently limited to 0.30% or less on Evergreen Money Market Funds and 0.25% or less for all other Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen Institutional Money Market Funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.80% or less on Evergreen Institutional Money Market Funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans without shareholder approval.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

                                       2-26

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by EDI from distribution

                                       2-27
services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

          SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT PROFESSIONALS

Service Fees

         EDI will pay service fees to investment professionals based on the average daily net asset value of Class A, Class B, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares of a Fund which the investment professional has sold and which are issued and outstanding on the books of such Fund during each quarter, and which are registered in the names of customers for whom the investment professional is the dealer of record ("Eligible Shares").

         The rate of such service fees of the Funds for Class A, B and Institutional Service shares (excluding Evergreen Money Market Funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of the Funds with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of the Funds with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of the Funds with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of the Funds with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of the Funds with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

                                       2-28

         The rate of service fees of the Funds with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         In any quarter in which total service fees earned by the investment professional on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment professional nor will such amounts be carried over for payment in a future quarter. Service fees will be paid by the twentieth day of the month before the end of the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Funds.

         For Evergreen Money Market Funds, the quarterly rate paid to investment professionals for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment professionals for sales of Eligible Shares of Class A sold after January 1, 1997 will be 0.025% or approximately 0.10% annually.

         EDI will pay the investment professional a full year's service fee in advance of the dealer's sales of Class C shares of such Funds at the rate of 0.25% of the aggregate net asset value of such shares. EDI will pay service fees to the investment professionals based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment professional is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually); provided, however, that in any calendar quarter in which total service fees earned by the investment professional on such Class C Eligible Shares of Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment professional nor will such amounts be carried over for payment in a future quarter. Service fees will be paid by the twentieth day of the month before the end of the respective quarter. EDI will pay service fees other than those paid in advance to the extent that such amounts have been paid to EDI by the Funds.

         No service fees are paid on sales of any Class I or Institutional shares of the Funds.

Commissions

         EDI will also pay commissions to the investment professionals based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment professional is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment professional quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I or Institutional shares of the Funds.

                                       2-29

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond, municipal money market fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond, municipal money market fund, corporate bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

                                       2-30

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12

                                       2-31
months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30.5% in 2001 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

                                       2-32

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6.       provision of "research  services,"  defined as (a) reports and
                  analyses  concerning  issuers,   industries,   securities  and
                  economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         First Union Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

                                       2-33

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

         The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10)

                                       2-34
fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. EIMC is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                                       2-35

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust         Principal Occupations for Last Five Years

Charles A. Austin III                Trustee                     Investment Counselor with Appleton Partners,
(DOB: 10/23/34)                                                  Inc.(investment advice); former Director, Executive Vice
                                                                 President   and Treasurer, State    Street
                                                                 Research & Management Company (investment
                                                                 advice); Director, The Andover Companies
                                                                 (insurance); Trustee, Arthritis Foundation of
                                                                 New    England; and Director, Health Development
                                                                 Corp. (fitness-wellness centers); Formerly,
                                                                 Director, Mentor   Income Fund, Inc.

K. Dun Gifford                       Trustee                     Chairman and President, Oldways Preservation and Exchange
(DOB: 10/23/38)                                                  Trust (education); Trustee, Treasurer and Chairman of the
                                                                 Finance Committee, Cambridge College; former Managing
                                                                 Partner, Roscommon Capital  Corp.; former Chairman
                                                                 of  the  Board, Director, and Executive  Vice President,  The
                                                                 London  Harness Company (leather  goods purveyor);
                                                                 former Chairman, Gifford, Drescher & Associates
                                                                 (environmental consulting); Formerly, Director,
                                                                 Mentor Income Fund, Inc.

Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix  Series Fund, Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series
                                                                 Fund; and former President, Morehouse College; Formerly,
                                                                 Director, Mentor Income Fund, Inc.

                                       2-36

Gerald M. McDonnell                  Trustee                     Sales and Marketing Management with Nucor Steel Company;
(DOB: 7/14/39)                                                   Formerly, Director, Mentor Income Fund, Inc.

Thomas L. McVerry                    Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union; Formerly, Director, Mentor Income Fund, Inc.

Louis W. Moelchert, Jr. (DOB:        Trustee                     President, Private Advisors, LLC; Vice President for
12/20/41)                                                        Investments, University of Richmond; Former Chairman,
                                                                 Investment Committee, Virginia Retirement System; former
                                                                 Board member and former Chairman of the Board   of  the
                                                                 Common Fund; former Board member Common Fund Capital;
                                                                 Board member Common Fund Institutional Funds; Formerly,
                                                                 Trustee, Mentor Variable Investment Portfolios and
                                                                 Mentor Institutional Trust; Formerly, Director, Mentor Income
                                                                 Fund,  Inc. and America's Utility Fund, Inc.

William Walt Pettit                  Trustee                     Partner in the law firm of Kellam & Pettit, P.A.; Formerly,
(DOB: 8/26/55)                                                   Director, Mentor Income Fund, Inc.

David M. Richardson                  Trustee                     President, Richardson, Runden & Company (new business
(DOB: 9/14/41)                                                   development/consulting company); Managing Director, Kennedy
                                                                 Information, Inc (executive recruitment information and
                                                                 research company); former Vice Chairman, DHR International,
                                                                 Inc. (executive recruitment); former Senior Vice President,
                                                                 Boyden International Inc. (executive recruitment); and
                                                                 Trustee, Commerce and Industry Association of New Jersey,
                                                                 411 Technologies, LLP. (communications), and Director, J&M
                                                                 Cumming Paper Co.(paper merchandising);. Formerly,
                                                                 Director, Mentor Income Fund, Inc.

Russell A. Salton, III MD            Trustee                     Medical Director, Healthcare Resource Associates, Inc.;
(DOB: 6/2/47)                                                    Former Medical Director, U.S. Health Care/Aetna Health
                                                                 Services; former  Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care; Formerly, Director,
                                                                 Mentor   Income Fund, Inc.

Michael S. Scofield                  Chairman of the Board       Attorney, Law Offices of Michael S. Scofield; Formerly,
(DOB: 2/20/43)                       of Trustees                 Director, Mentor Income Fund, Inc.

Richard J. Shima                     Trustee                     Independent Consultant; former Chairman, Environmental
(DOB: 8/11/39)                                                   Warranty, Inc. (insurance agency); former Executive
                                                                 Consultant, Drake Beam Morin, Inc. (executive
                                                                 outplacement);, Director of Hartford Hospital, Old State
                                                                 House Association, and Enhance Financial Services, Inc.;
                                                                 former Director of CTG Resources, Inc. (natural gas);
                                                                 former Director Middlesex Mutual Assurance Company; former
                                                                 Chairman, Board of Trustees, Hartford Graduate Center;
                                                                 Trustee, Greater Hartford YMCA; Formerly, Director, Mentor
                                                                 Income Fund, Inc.

                                       2-37

Richard K. Wagoner, CFA*             Trustee                     Former Chief Investment Officer, Executive Vice President
(DOB: 12/12/37)                                                  and Head of Capital Management Group, FUNB ; former
                                                                 consultant to the Board of Trustees of the Evergreen
                                                                 Funds;   former member, New York Stock Exchange;
                                                                 member,   North Carolina Securities Traders
                                                                 Association; member, Financial Analysts Society.

William M. Ennis**                   President                   President and Chief Executive Officer, Evergreen Investment
(DOB: 6/26/60)                                                   Company and Chief Operating Officer, Capital Management
                                                                 Group, FUNB.

Carol Kosel***                       Treasurer                   Senior Vice President, Evergreen Investment Services, Inc.
(DOB: 12/25/63)                                                  and Treasurer, Vestaur Securities, Inc.; former Senior
                                                                 Manager, KPMG LLP.

Michael H. Koonce***                 Secretary                   Senior Vice President and General Counsel, Evergreen
(DOB: 4/20/60)                                                   Investment Services, Inc.; Senior Vice President and
                                                                 Assistant General Counsel, First Union Corporation; former
                                                                 Senior Vice President and General Counsel, Colonial
                                                                 Management Associates, Inc.; former Vice President and
                                                                 Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt****                  Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/FUNB; former Senior Tax
                                                                 Consulting/Acting Manager, Investment Companies Group,
                                                                 PricewaterhouseCoopers LLP, New York.

Bryan Haft****                       Vice President              Team Leader, Fund Administration, BISYS Fund Services.
(DOB: 1/23/65)

*This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.
** Address: 301 S. Tryon, 12th Floor, Charlotte, NC 28288
***Address: 200 Berkeley Street, Boston, MA 02116
****Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                                       2-38

                      COMPARISON OF LONG-TERM BOND RATINGS

============ =========== ========== ========================================

MOODY'S      S&P         FITCH      Credit Quality

============ =========== ========== ========================================
------------ ----------- ---------- ----------------------------------------
Aaa          AAA         AAA        Excellent Quality (lowest risk)
------------ ----------- ---------- ----------------------------------------
------------ ----------- ---------- ----------------------------------------
Aa           AA          AA         Almost Excellent Quality (very low risk)
------------ ----------- ---------- ----------------------------------------
------------ ----------- ---------- ----------------------------------------
A            A           A          Good Quality (low risk)
------------ ----------- ---------- ----------------------------------------
------------ ----------- ---------- ----------------------------------------
Baa          BBB         BBB        Satisfactory Quality (some risk)
------------ ----------- ---------- ----------------------------------------
------------ ----------- ---------- ----------------------------------------
Ba           BB          BB         Questionable Quality (definite risk)
------------ ----------- ---------- ----------------------------------------
------------ ----------- ---------- ----------------------------------------
B            B           B          Low Quality (high risk)
------------ ----------- ---------- ----------------------------------------
------------ ----------- ---------- ----------------------------------------
Caa/Ca/C     CCC/CC/C    CCC/CC/C   In or Near Default
------------ ----------- ---------- ----------------------------------------
------------ ----------- ---------- ----------------------------------------
             D           DDD/DD/D   In Default
============ =========== ========== ========================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       2-39

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

                                       2-40

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

                                       2-41

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                       2-42

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

                                       2-43

They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such

                                       2-44
obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                                       2-45

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                       2-46

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                       2-47

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                       2-48

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2001

---------------------------------------------------------------------------------------------------------------------------

                                                                                             Coupon   Maturity Date
---------------------------------------------------------------------------------------------------------------------------
Asset Backed - 2.7%
         Continental Airlines, Inc., Ser. 2000-2, Class B                                     8.31%           4/2/18
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A-6            7.18           2/25/18
         Merrill Lynch Mtge. Investors, Inc., Ser 1991-G, Class B                             9.15          10/15/11
         Merrill Lynch Mtge. Investors, Inc., Ser 1992-D, Class B                             8.50           6/15/17
         Railcar Leasing, LLC, Ser. 1, Class A-2 144A                                         7.125          1/15/13
         University Support Services, Inc., Ser. 1992-CD, Class D |_|                         9.00           11/1/07

         Total Asset Backed
---------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations - 17.0%
         Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000-WF1, Class A-2                 7.78           2/15/10
         Blackrock Capital Finance, LP, Ser. 1997-C1, Class D 144A |_|                        7.15          10/25/26
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 1998-FL2A, Class E           4.53           8/15/13
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 2001-CP4, Class A1           5.26          12/15/35
         Criimi Mae Comml. Mtge. Trust, Ser. 1998-C1, Class A-2 144A                          7.00            3/2/11
         Criimi Mae Financial Corp., Ser. 1, Class A                                          7.00            1/1/33
         DLJ Comml. Mtge. Corp., Ser. 2000-CF1, Class A-3                                     7.92           5/10/10
         DLJ Comml. Mtge. Corp., Ser. 2000-CKP1, Class A 1-B                                  7.18           8/10/10
         Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2                      7.88           7/25/27
         FNMA, Ser. 1993-181                                                                  6.50           9/25/08
         Fortress Comml. Mtge. Trust, Ser. 1999-PC1, Class C 144A |_|                         4.39          12/10/04
         GE Capital Mtge. Services, Inc., Ser. 1994-27, Class A-6                             6.50           7/25/24
         GE Capital Mtge. Services, Inc., Ser. 1999-H, Class A-7                              6.27           4/25/29
         GS Mtge. Securities Corp., Ser. 2001-1285, Class A1 144A                             6.04           8/15/18
         Midland Reality Acceptance Corp.                                                     8.19           8/25/28
         Morgan Stanley Capital I, Inc., Ser 1997-C1, Class B                                 7.69           1/15/07
         Morgan Stanley Dean Witter & Co., Ser. 2000, Class B                                 7.58           1/15/10
         Norwest Asset Securities Corp., Ser. 1998-22, Class B-1                              6.25           9/25/28
         Norwest Asset Securities Corp., Ser. 1998-22, Class B-2                              6.25           9/25/28
         PNC Mtge. Securities Corp., Ser. 1997-4, Class 2 PP-3                                7.25           7/25/27
         PNC Mtge. Securities Corp., Ser. 1999-5, Class C B-3                                 6.89           7/25/29
         PNC Mtge. Securities Corp., Ser. 1999-8, Class C B-3                                 7.35           9/25/29
         Residential Asset Securization Trust, Ser. 2000-A2, Class N B-1                      8.00           4/25/30
         Residential Funding Mtge. Securities I, Inc., Ser. 1999-S2, Class M-1                6.50           1/25/29
         Residential Funding Mtge. Securities I, Inc., Ser. 2001-H3, Class A-3                5.70          10/25/14
         SASCO Comml. Mtge. Trust, Ser. 1999-C3, Class H 144A                                 3.91           3/20/02
         Starwood Asset Receivables Trust, Ser. 2000-1, Class E                               5.17           1/25/05

         Total Collateralized Mortgage Obligations
---------------------------------------------------------------------------------------------------------------------------

Corporate Bonds - 46.2%
Consumer Discretionary - 7.9%
Auto Components - 0.4%
         Collins & Aikman Products Co.                                                       11.50           4/15/06
         Lear Corp., Ser. B                                                                   8.11           5/15/09

Automobiles - 0.8%
         Daimlerchrysler Holding Corp.                                                        6.40           5/15/06

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Evergreen Diversified Bond Fund
                                                                                            Principal Amount         Market Value
------------------------------------------------------------------------------------------------------------------------------------
Asset Backed - 2.7%
         Continental Airlines, Inc., Ser. 2000-2, Class B                                         $1,957,475            1,911,886
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A-6                 3,241,321            3,389,170
         Merrill Lynch Mtge. Investors, Inc., Ser 1991-G, Class B                                    114,953              114,984
         Merrill Lynch Mtge. Investors, Inc., Ser 1992-D, Class B                                  2,305,731            2,397,308
         Railcar Leasing, LLC, Ser. 1, Class A-2 144A                                              2,500,000            2,763,013
         University Support Services, Inc., Ser. 1992-CD, Class D |_|                                 80,000               79,600
                                                                                                                  ---------------
         Total Asset Backed                                                                                            10,655,961
------------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations - 17.0%
         Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000-WF1, Class A-2                      3,300,000            3,741,384
         Blackrock Capital Finance, LP, Ser. 1997-C1, Class D 144A |_|                             2,877,317            2,894,964
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 1998-FL2A, Class E                3,500,000            3,498,467
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 2001-CP4, Class A1                3,642,580            3,755,853
         Criimi Mae Comml. Mtge. Trust, Ser. 1998-C1, Class A-2 144A                               3,000,000            3,214,815
         Criimi Mae Financial Corp., Ser. 1, Class A                                               3,685,166            3,916,720
         DLJ Comml. Mtge. Corp., Ser. 2000-CF1, Class A-3                                          2,000,000            2,250,138
         DLJ Comml. Mtge. Corp., Ser. 2000-CKP1, Class A 1-B                                       3,000,000            3,309,399
         Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2                           2,610,426            2,813,656
         FNMA, Ser. 1993-181
         Fortress Comml. Mtge. Trust, Ser. 1999-PC1, Class C 144A |_|                              1,478,836            1,483,137
         GE Capital Mtge. Services, Inc., Ser. 1994-27, Class A-6                                  3,745,000            3,847,220
         GE Capital Mtge. Services, Inc., Ser. 1999-H, Class A-7                                   2,375,000            2,489,718
         GS Mtge. Securities Corp., Ser. 2001-1285, Class A1 144A                                  3,954,794            4,106,188
         Midland Reality Acceptance Corp.                                                          2,784,000            3,006,299
         Morgan Stanley Capital I, Inc., Ser 1997-C1, Class B                                      3,300,000            3,652,778
         Morgan Stanley Dean Witter & Co., Ser. 2000, Class B                                      3,250,000            3,639,336
         Norwest Asset Securities Corp., Ser. 1998-22, Class B-1                                   1,110,450            1,111,166
         Norwest Asset Securities Corp., Ser. 1998-22, Class B-2                                   1,155,716            1,145,043
         PNC Mtge. Securities Corp., Ser. 1997-4, Class 2 PP-3                                     2,378,392            2,482,364
         PNC Mtge. Securities Corp., Ser. 1999-5, Class C B-3                                      1,477,895            1,503,758
         PNC Mtge. Securities Corp., Ser. 1999-8, Class C B-3                                      1,589,776            1,632,005
         Residential Asset Securization Trust, Ser. 2000-A2, Class N B-1                           1,094,600            1,107,533
         Residential Funding Mtge. Securities I, Inc., Ser. 1999-S2, Class M-1                     2,842,936            2,896,539
         Residential Funding Mtge. Securities I, Inc., Ser. 2001-H3, Class A-3                     5,250,000            5,442,003
         SASCO Comml. Mtge. Trust, Ser. 1999-C3, Class H 144A                                      3,639,129            3,639,220
         Starwood Asset Receivables Trust, Ser. 2000-1, Class E                                    4,000,000            4,020,195
                                                                                                                  ---------------
         Total Collateralized Mortgage Obligations                                                                     76,599,898
------------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds - 46.2%
Consumer Discretionary - 7.9%
Auto Components - 0.4%
         Collins & Aikman Products Co.                                                             1,000,000              895,000
         Lear Corp., Ser. B                                                                        1,000,000            1,014,250
                                                                                                                  ---------------
                                                                                                                        1,909,250
Automobiles - 0.8%
         Daimlerchrysler Holding Corp.                                                             3,500,000            3,512,040

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Evergreen Quality Income Fund
                                                                                        Principal Amount          Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Asset Backed - 2.7%
         Continental Airlines, Inc., Ser. 2000-2, Class B                                  $1,957,475.37             1,911,886
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A-6
         Merrill Lynch Mtge. Investors, Inc., Ser 1991-G, Class B
         Merrill Lynch Mtge. Investors, Inc., Ser 1992-D, Class B
         Railcar Leasing, LLC, Ser. 1, Class A-2 144A
         University Support Services, Inc., Ser. 1992-CD, Class D |_|
                                                                                                               ---------------
         Total Asset Backed                                                                                          1,911,886
-----------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations - 17.0%
         Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000-WF1, Class A-2
         Blackrock Capital Finance, LP, Ser. 1997-C1, Class D 144A |_|
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 1998-FL2A, Class E
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 2001-CP4, Class A1
         Criimi Mae Comml. Mtge. Trust, Ser. 1998-C1, Class A-2 144A
         Criimi Mae Financial Corp., Ser. 1, Class A
         DLJ Comml. Mtge. Corp., Ser. 2000-CF1, Class A-3
         DLJ Comml. Mtge. Corp., Ser. 2000-CKP1, Class A 1-B
         Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2
         FNMA, Ser. 1993-181                                                                   2,335,000             2,400,163
         Fortress Comml. Mtge. Trust, Ser. 1999-PC1, Class C 144A |_|
         GE Capital Mtge. Services, Inc., Ser. 1994-27, Class A-6
         GE Capital Mtge. Services, Inc., Ser. 1999-H, Class A-7
         GS Mtge. Securities Corp., Ser. 2001-1285, Class A1 144A
         Midland Reality Acceptance Corp.
         Morgan Stanley Capital I, Inc., Ser 1997-C1, Class B
         Morgan Stanley Dean Witter & Co., Ser. 2000, Class B
         Norwest Asset Securities Corp., Ser. 1998-22, Class B-1
         Norwest Asset Securities Corp., Ser. 1998-22, Class B-2
         PNC Mtge. Securities Corp., Ser. 1997-4, Class 2 PP-3
         PNC Mtge. Securities Corp., Ser. 1999-5, Class C B-3
         PNC Mtge. Securities Corp., Ser. 1999-8, Class C B-3
         Residential Asset Securization Trust, Ser. 2000-A2, Class N B-1
         Residential Funding Mtge. Securities I, Inc., Ser. 1999-S2, Class M-1
         Residential Funding Mtge. Securities I, Inc., Ser. 2001-H3, Class A-3
         SASCO Comml. Mtge. Trust, Ser. 1999-C3, Class H 144A
         Starwood Asset Receivables Trust, Ser. 2000-1, Class E
                                                                                                               ---------------
         Total Collateralized Mortgage Obligations                                                                   2,400,163
-----------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds - 46.2%
Consumer Discretionary - 7.9%
Auto Components - 0.4%
         Collins & Aikman Products Co.
         Lear Corp., Ser. B

Automobiles - 0.8%
         Daimlerchrysler Holding Corp.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Evergreen Diversified Bond Fund Pro Forma
                                                                                         Principal Amount           Market Value
----------------------------------------------------------------------------------------------------------------------------------
Asset Backed - 2.7%
         Continental Airlines, Inc., Ser. 2000-2, Class B                                      $3,914,951               3,823,772
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A-6              3,241,321               3,389,170
         Merrill Lynch Mtge. Investors, Inc., Ser 1991-G, Class B                                 114,953                 114,984
         Merrill Lynch Mtge. Investors, Inc., Ser 1992-D, Class B                               2,305,731               2,397,308
         Railcar Leasing, LLC, Ser. 1, Class A-2 144A                                           2,500,000               2,763,013
         University Support Services, Inc., Ser. 1992-CD, Class D |_|                              80,000                  79,600
                                                                                                                  ---------------
         Total Asset Backed                                                                                            12,567,847
----------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations - 17.0%
         Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000-WF1, Class A-2                   3,300,000               3,741,384
         Blackrock Capital Finance, LP, Ser. 1997-C1, Class D 144A |_|                          2,877,317               2,894,964
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 1998-FL2A, Class E             3,500,000               3,498,467
         Credit Suisse First Boston Mtge. Securities Corp., Ser. 2001-CP4, Class A1             3,642,580               3,755,853
         Criimi Mae Comml. Mtge. Trust, Ser. 1998-C1, Class A-2 144A                            3,000,000               3,214,815
         Criimi Mae Financial Corp., Ser. 1, Class A                                            3,685,166               3,916,720
         DLJ Comml. Mtge. Corp., Ser. 2000-CF1, Class A-3                                       2,000,000               2,250,138
         DLJ Comml. Mtge. Corp., Ser. 2000-CKP1, Class A 1-B                                    3,000,000               3,309,399
         Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2                        2,610,426               2,813,656
         FNMA, Ser. 1993-181                                                                    2,335,000               2,400,163
         Fortress Comml. Mtge. Trust, Ser. 1999-PC1, Class C 144A |_|                           1,478,836               1,483,137
         GE Capital Mtge. Services, Inc., Ser. 1994-27, Class A-6                               3,745,000               3,847,220
         GE Capital Mtge. Services, Inc., Ser. 1999-H, Class A-7                                2,375,000               2,489,718
         GS Mtge. Securities Corp., Ser. 2001-1285, Class A1 144A                               3,954,794               4,106,188
         Midland Reality Acceptance Corp.                                                       2,784,000               3,006,299
         Morgan Stanley Capital I, Inc., Ser 1997-C1, Class B                                   3,300,000               3,652,778
         Morgan Stanley Dean Witter & Co., Ser. 2000, Class B                                   3,250,000               3,639,336
         Norwest Asset Securities Corp., Ser. 1998-22, Class B-1                                1,110,450               1,111,166
         Norwest Asset Securities Corp., Ser. 1998-22, Class B-2                                1,155,716               1,145,043
         PNC Mtge. Securities Corp., Ser. 1997-4, Class 2 PP-3                                  2,378,392               2,482,364
         PNC Mtge. Securities Corp., Ser. 1999-5, Class C B-3                                   1,477,895               1,503,758
         PNC Mtge. Securities Corp., Ser. 1999-8, Class C B-3                                   1,589,776               1,632,005
         Residential Asset Securization Trust, Ser. 2000-A2, Class N B-1                        1,094,600               1,107,533
         Residential Funding Mtge. Securities I, Inc., Ser. 1999-S2, Class M-1                  2,842,936               2,896,539
         Residential Funding Mtge. Securities I, Inc., Ser. 2001-H3, Class A-3                  5,250,000               5,442,003
         SASCO Comml. Mtge. Trust, Ser. 1999-C3, Class H 144A                                   3,639,129               3,639,220
         Starwood Asset Receivables Trust, Ser. 2000-1, Class E                                 4,000,000               4,020,195
                                                                                                                  ---------------
         Total Collateralized Mortgage Obligations                                                                     79,000,061
----------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds - 46.2%
Consumer Discretionary - 7.9%
Auto Components - 0.4%
         Collins & Aikman Products Co.                                                          1,000,000                 895,000
         Lear Corp., Ser. B                                                                     1,000,000               1,014,250
                                                                                                                  ---------------
                                                                                                                        1,909,250
Automobiles - 0.8%
         Daimlerchrysler Holding Corp.                                                          3,500,000               3,512,040

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2001

----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Coupon       Maturity Date
----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.7%
         Anchor Gaming                                                                         9.875        10/15/08
         Argosy Gaming Co.                                                                    10.75           6/1/09
         Aztar Corp.                                                                           8.875         5/15/07
         Hollywood Casino Corp.                                                               13.00           8/1/06
         Isle of Capri Casinos, Inc.                                                           8.75          4/15/09
         Mandalay Resort Group, Ser. B                                                        10.25           8/1/07
         MGM Mirage, Inc.                                                                      8.50          9/15/10
         Mohegan Tribal Gaming Authority                                                       8.75           1/1/09
         Prime Hospitality Corp., Ser. B                                                       9.75           4/1/07
         Station Casinos, Inc.                                                                 9.875          7/1/10
         Tricon Global Restaurants, Inc.                                                       8.875         4/15/11

Household Durables - 0.4%
         K. Hovnanian Enterprises, Inc.                                                       10.50          10/1/07
         MDC Holdings, Inc.                                                                    8.375          2/1/08
         Windmere Durable Holdings, Inc.                                                      10.00          7/31/08

Leisure Equipment & Products - 0.5%
         CSC Holdings, Inc., Ser. B                                                            8.125         7/15/09

Media - 2.5%
         Chancellor Media Corp.                                                                8.00          11/1/08
         Charter Communications Holdings, LLC                                                  8.625          4/1/09
         Comcast Cable Commerce, Inc.                                                          6.875         6/15/09
         Echostar DBS Corp.                                                                    9.375          2/1/09
         Emmis Communications Corp., Ser. B                                                    8.125         3/15/09
         Hollinger International Publishing, Inc.                                              9.25           2/1/06
         Infinity Broadcasting, Inc.                                                           8.875         6/15/07
         LIN Television Corp.                                                                  8.375          3/1/08
         Time Warner, Inc.                                                                     6.95          1/15/28
         Viacom, Inc.                                                                          7.70          7/30/10
         Young Broadcasting, Inc.                                                             10.00           3/1/11

Multi-line Retail - 1.3%
         Michaels Stores, Inc.                                                                 9.25           7/1/09
         Target Corp.                                                                          5.40          10/1/08
         Target Corp.                                                                          6.35          1/15/11

Specialty Retail - 0.3%
         Nordstrom, Inc.                                                                       6.95          3/15/28
         Steinway Musical Instruments, Inc.                                                    8.75          4/15/11

Consumer Staples - 2.6%
Food & Drug Retailing - 1.6%
         Fleming Co., Inc. 144A                                                               10.625         7/31/07
         Kroger Co.                                                                            6.80           4/1/11
         Safeway, Inc.                                                                         6.50           3/1/11
         Winn Dixie Stores, Inc.                                                               8.875          4/1/08

Food Products - 1.0%
         Kellogg Co.                                                                           6.00           4/1/06
         Kellogg Co.                                                                           6.60           4/1/11

Energy - 4.5%

------------------------------------------------------------------------------------------------------------------------------
                                                                                      Evergreen Diversified Bond Fund
                                                                                    Principal Amount       Market Value
------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.7%
         Anchor Gaming                                                                  1,000,000            1,088,750
         Argosy Gaming Co.                                                                500,000              555,000
         Aztar Corp.                                                                      500,000              507,500
         Hollywood Casino Corp.                                                         1,000,000              835,000
         Isle of Capri Casinos, Inc.                                                      500,000              455,000
         Mandalay Resort Group, Ser. B                                                  1,000,000              952,500
         MGM Mirage, Inc.                                                                 515,000              519,469
         Mohegan Tribal Gaming Authority                                                1,000,000            1,050,000
         Prime Hospitality Corp., Ser. B                                                  750,000              746,250
         Station Casinos, Inc.                                                            500,000              480,000
         Tricon Global Restaurants, Inc.                                                  425,000              452,625
                                                                                                       ---------------
                                                                                                             7,642,094
Household Durables - 0.4%
         K. Hovnanian Enterprises, Inc.                                                   900,000              913,500
         MDC Holdings, Inc.                                                               500,000              505,000
         Windmere Durable Holdings, Inc.                                                  500,000              463,125
                                                                                                       ---------------
                                                                                                             1,881,625
Leisure Equipment & Products - 0.5%
         CSC Holdings, Inc., Ser. B                                                     2,000,000            2,105,704

Media - 2.5%
         Chancellor Media Corp.                                                           650,000              688,187
         Charter Communications Holdings, LLC                                             500,000              480,000
         Comcast Cable Commerce, Inc.                                                   4,000,000            4,191,000
         Echostar DBS Corp.                                                               500,000              512,500
         Emmis Communications Corp., Ser. B                                               350,000              335,125
         Hollinger International Publishing, Inc.                                       1,000,000              940,000
         Infinity Broadcasting, Inc.                                                    1,000,000            1,065,000
         LIN Television Corp.                                                             500,000              455,000
         Time Warner, Inc.                                                              2,000,000            1,963,304
         Viacom, Inc.
         Young Broadcasting, Inc.                                                         150,000              126,750
                                                                                                       ---------------
                                                                                                            10,756,866
Multi-line Retail - 1.3%
         Michaels Stores, Inc.                                                            500,000              517,500
         Target Corp.                                                                   4,000,000            4,066,340
         Target Corp.
                                                                                                       ---------------
                                                                                                             4,583,840
Specialty Retail - 0.3%
         Nordstrom, Inc.                                                                1,000,000              862,807
         Steinway Musical Instruments, Inc.                                               450,000              411,750
                                                                                                       ---------------
                                                                                                             1,274,557
Consumer Staples - 2.6%
Food & Drug Retailing - 1.6%
         Fleming Co., Inc. 144A                                                           500,000              506,250
         Kroger Co.                                                                     3,000,000            3,205,092
         Safeway, Inc.                                                                  3,000,000            3,180,180
         Winn Dixie Stores, Inc.                                                          500,000              481,250
                                                                                                       ---------------
                                                                                                             7,372,772
Food Products - 1.0%
         Kellogg Co.
         Kellogg Co.                                                                    4,000,000            4,248,196
                                                                                                       ---------------
                                                                                                             4,248,196
Energy - 4.5%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       Evergreen Quality Income Fund
                                                                                  Principal Amount          Market Value
-------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.7%
         Anchor Gaming
         Argosy Gaming Co.
         Aztar Corp.
         Hollywood Casino Corp.
         Isle of Capri Casinos, Inc.
         Mandalay Resort Group, Ser. B
         MGM Mirage, Inc.
         Mohegan Tribal Gaming Authority
         Prime Hospitality Corp., Ser. B
         Station Casinos, Inc.
         Tricon Global Restaurants, Inc.

Household Durables - 0.4%
         K. Hovnanian Enterprises, Inc.
         MDC Holdings, Inc.
         Windmere Durable Holdings, Inc.

Leisure Equipment & Products - 0.5%
         CSC Holdings, Inc., Ser. B

Media - 2.5%
         Chancellor Media Corp.
         Charter Communications Holdings, LLC
         Comcast Cable Commerce, Inc.
         Echostar DBS Corp.
         Emmis Communications Corp., Ser. B
         Hollinger International Publishing, Inc.
         Infinity Broadcasting, Inc.
         LIN Television Corp.
         Time Warner, Inc.
         Viacom, Inc.                                                                     500,000               559,055
         Young Broadcasting, Inc.
                                                                                                        ---------------
                                                                                                                559,055
Multi-line Retail - 1.3%
         Michaels Stores, Inc.
         Target Corp.
         Target Corp.                                                                   1,500,000             1,591,902
                                                                                                        ---------------
                                                                                                              1,591,902
Specialty Retail - 0.3%
         Nordstrom, Inc.
         Steinway Musical Instruments, Inc.

Consumer Staples - 2.6%
Food & Drug Retailing - 1.6%
         Fleming Co., Inc. 144A
         Kroger Co.
         Safeway, Inc.
         Winn Dixie Stores, Inc.

Food Products - 1.0%
         Kellogg Co.                                                                      500,000               524,760
         Kellogg Co.
                                                                                                        ---------------
                                                                                                                524,760
Energy - 4.5%

-------------------------------------------------------------------------------------------------------------------------
                                                                                Evergreen Diversified Bond Fund Pro Forma
                                                                                 Principal Amount           Market Value
-------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.7%
         Anchor Gaming                                                                1,000,000               1,088,750
         Argosy Gaming Co.                                                              500,000                 555,000
         Aztar Corp.                                                                    500,000                 507,500
         Hollywood Casino Corp.                                                       1,000,000                 835,000
         Isle of Capri Casinos, Inc.                                                    500,000                 455,000
         Mandalay Resort Group, Ser. B                                                1,000,000                 952,500
         MGM Mirage, Inc.                                                               515,000                 519,469
         Mohegan Tribal Gaming Authority                                              1,000,000               1,050,000
         Prime Hospitality Corp., Ser. B                                                750,000                 746,250
         Station Casinos, Inc.                                                          500,000                 480,000
         Tricon Global Restaurants, Inc.                                                425,000                 452,625
                                                                                                        ---------------
                                                                                                              7,642,094
Household Durables - 0.4%
         K. Hovnanian Enterprises, Inc.                                                 900,000                 913,500
         MDC Holdings, Inc.                                                             500,000                 505,000
         Windmere Durable Holdings, Inc.                                                500,000                 463,125
                                                                                                        ---------------
                                                                                                              1,881,625
Leisure Equipment & Products - 0.5%
         CSC Holdings, Inc., Ser. B                                                   2,000,000               2,105,704

Media - 2.5%
         Chancellor Media Corp.                                                         650,000                 688,187
         Charter Communications Holdings, LLC                                           500,000                 480,000
         Comcast Cable Commerce, Inc.                                                 4,000,000               4,191,000
         Echostar DBS Corp.                                                             500,000                 512,500
         Emmis Communications Corp., Ser. B                                             350,000                 335,125
         Hollinger International Publishing, Inc.                                     1,000,000                 940,000
         Infinity Broadcasting, Inc.                                                  1,000,000               1,065,000
         LIN Television Corp.                                                           500,000                 455,000
         Time Warner, Inc.                                                            2,000,000               1,963,304
         Viacom, Inc.                                                                   500,000                 559,055
         Young Broadcasting, Inc.                                                       150,000                 126,750
                                                                                                        ---------------
                                                                                                             11,315,921
Multi-line Retail - 1.3%
         Michaels Stores, Inc.                                                          500,000                 517,500
         Target Corp.                                                                 4,000,000               4,066,340
         Target Corp.                                                                 1,500,000               1,591,902
                                                                                                        ---------------
                                                                                                              6,175,742
Specialty Retail - 0.3%
         Nordstrom, Inc.                                                              1,000,000                 862,807
         Steinway Musical Instruments, Inc.                                             450,000                 411,750
                                                                                                        ---------------
                                                                                                              1,274,557
Consumer Staples - 2.6%
Food & Drug Retailing - 1.6%
         Fleming Co., Inc. 144A                                                         500,000                 506,250
         Kroger Co.                                                                   3,000,000               3,205,092
         Safeway, Inc.                                                                3,000,000               3,180,180
         Winn Dixie Stores, Inc.                                                        500,000                 481,250
                                                                                                        ---------------
                                                                                                              7,372,772
Food Products - 1.0%
         Kellogg Co.                                                                    500,000                 524,760
         Kellogg Co.                                                                  4,000,000               4,248,196
                                                                                                        ---------------
                                                                                                              4,772,956
Energy - 4.5%

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2001

----------------------------------------------------------------------------------------------------------------------------

                                                                                             Coupon       Maturity Date
----------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.6%
         Dynergy, Inc. +/-                                                                    6.875          7/15/02
         Oslo Seismic Services, Inc.                                                          8.28            6/1/11
         Parker Drilling Co., Ser. D                                                          9.75          11/15/06
         Progress Energy, Inc.                                                                5.85          10/30/08
         Williams Companies, Inc. +/-                                                         6.20            8/1/02

Oil & Gas - 2.9%
         Alberta Energy Co., Ltd.                                                             7.65           9/15/10
         Chesapeake Energy Corp.                                                              8.125           4/1/11
         Coastal Corp.                                                                        6.50           5/15/06
         Nuevo Energy Co., Ser. B                                                             9.50            6/1/08
         Ocean Energy, Inc., Ser. B                                                           8.375           7/1/08
         Phillips Petroleum Co.                                                               8.50           5/25/05
         R & B Falcon Corp.                                                                   6.50           4/15/03
         Union Pacific Resources Group, Inc.                                                  7.95           4/15/29
         XTO Energy Inc., Ser. B                                                              9.25            4/1/07

Financials - 20.8%
Banks - 1.3%
         Banc America, Inc. |_|                                                               3.49           1/27/06
         Wells Fargo & Co.                                                                    5.90           5/21/06

Diversified Financials - 13.9%
         American General Finance Corp.                                                       5.91           6/12/06
         Bank One Corp. +/-                                                                   6.00            8/1/08
         Barnett Capital I                                                                    8.06           12/1/26
         Boeing Capital Corp.                                                                 6.10            3/1/11
         Capital One Bank Co.                                                                 6.76           7/23/02
         Capital One Bank Co.                                                                 6.875           2/1/06
         Commercial Credit Co.                                                               10.00           5/15/09
         Countrywide Funding Corp.                                                            6.94           7/16/07
         Countrywide Funding Corp.                                                            5.25           6/15/04
         Fleet National Bank Corp.                                                            5.75           1/15/09
         Ford Motor Credit Co.                                                                7.60            8/1/05
         Ford Motor Credit Co.                                                                7.50           6/15/03
         GMAC                                                                                 8.00           11/1/31
         GMAC                                                                                 7.50           7/15/05
         Goldman Sachs Group, Inc.                                                            7.625          8/17/05
         Household Finance Corp.                                                              6.375         10/15/11
         Household Finance Corp.                                                              7.65           5/15/07
         International Lease Finance Corp.                                                    6.75           11/3/03
         International Lease Finance Corp.                                                    5.75          10/15/06
         John Deere Capital Corp.                                                             8.625           8/1/19
         Lehman Brothers Holdings, Inc.                                                       6.25           5/15/06
         Lehman Brothers Holdings, Inc.                                                       7.875          8/15/10
         Limestone Electron Trust 144A                                                        8.625          3/15/03
         Merrill Lynch & Co., Inc.                                                            6.13           5/16/06
         National Rural Utilities Coop. Finance                                               5.70           1/15/10
         NationsBank Corp.                                                                    7.80           9/15/16
         Nisource Finance Corp.                                                               5.75           4/15/03
         Nisource Finance Corp.                                                               7.50          11/15/03
         Reed Elsevier Capital, Inc.                                                          6.125           8/1/06
         U.S. West Capital Funding, Inc. +/-                                                  6.125          7/15/02
         Verizon Global Funding Corp.                                                         7.25           12/1/10

------------------------------------------------------------------------------------------------------------------------------
                                                                                           Evergreen Diversified Bond Fund
                                                                                         Principal Amount       Market Value
------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.6%
         Dynergy, Inc. +/-
         Oslo Seismic Services, Inc.                                                         1,322,999            1,458,417
         Parker Drilling Co., Ser. D                                                         1,000,000              970,000
         Progress Energy, Inc.                                                               3,000,000            3,025,818
         Williams Companies, Inc. +/-
                                                                                                            ---------------
                                                                                                                  5,454,235
Oil & Gas - 2.9%
         Alberta Energy Co., Ltd.                                                            1,400,000            1,566,326
         Chesapeake Energy Corp.                                                             1,000,000              980,000
         Coastal Corp.
         Nuevo Energy Co., Ser. B                                                              500,000              487,500
         Ocean Energy, Inc., Ser. B                                                          1,000,000            1,045,000
         Phillips Petroleum Co.                                                              3,500,000            3,952,665
         R & B Falcon Corp.
         Union Pacific Resources Group, Inc.
         XTO Energy Inc., Ser. B                                                               500,000              528,750
                                                                                                            ---------------
                                                                                                                  8,560,241
Financials - 20.8%
Banks - 1.3%
         Banc America, Inc. |_|                                                              3,500,000            3,495,625
         Wells Fargo & Co.                                                                   2,500,000            2,639,830
                                                                                                            ---------------
                                                                                                                  6,135,455
Diversified Financials - 13.9%
         American General Finance Corp.                                                      1,000,000            1,044,279
         Bank One Corp. +/-
         Barnett Capital I                                                                   1,100,000            1,166,220
         Boeing Capital Corp.
         Capital One Bank Co.
         Capital One Bank Co.                                                                4,000,000            4,021,908
         Commercial Credit Co.                                                                 500,000              628,593
         Countrywide Funding Corp.
         Countrywide Funding Corp.                                                           3,500,000            3,614,009
         Fleet National Bank Corp.
         Ford Motor Credit Co.                                                               3,500,000            3,689,196
         Ford Motor Credit Co.
         GMAC                                                                                1,500,000            1,517,103
         GMAC
         Goldman Sachs Group, Inc.                                                           4,000,000            4,401,396
         Household Finance Corp.                                                             2,000,000            2,034,650
         Household Finance Corp.
         International Lease Finance Corp.
         International Lease Finance Corp.                                                   3,000,000            3,024,234
         John Deere Capital Corp.                                                            2,750,000            3,026,699
         Lehman Brothers Holdings, Inc.                                                      4,000,000            4,185,832
         Lehman Brothers Holdings, Inc.
         Limestone Electron Trust 144A                                                       1,800,000            1,866,998
         Merrill Lynch & Co., Inc.
         National Rural Utilities Coop. Finance
         NationsBank Corp.
         Nisource Finance Corp.                                                              3,500,000            3,613,092
         Nisource Finance Corp.
         Reed Elsevier Capital, Inc.                                                         3,000,000            3,124,635
         U.S. West Capital Funding, Inc. +/-
         Verizon Global Funding Corp.                                                        1,000,000            1,099,320
                                                                                                            ---------------
                                                                                                                 42,058,164

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Evergreen Quality Income Fund
                                                                                     Principal Amount          Market Value
------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.6%
         Dynergy, Inc. +/-                                                                 1,000,000             1,021,632
         Oslo Seismic Services, Inc.
         Parker Drilling Co., Ser. D
         Progress Energy, Inc.
         Williams Companies, Inc. +/-                                                      1,000,000             1,018,346
                                                                                                           ---------------
                                                                                                                 2,039,978
Oil & Gas - 2.9%
         Alberta Energy Co., Ltd.
         Chesapeake Energy Corp.
         Coastal Corp.                                                                     1,000,000             1,031,523
         Nuevo Energy Co., Ser. B
         Ocean Energy, Inc., Ser. B
         Phillips Petroleum Co.                                                            1,000,000             1,129,333
         R & B Falcon Corp.                                                                1,500,000             1,553,941
         Union Pacific Resources Group, Inc.                                               1,000,000             1,105,557
         XTO Energy Inc., Ser. B
                                                                                                           ---------------
                                                                                                                 4,820,354
Financials - 20.8%
Banks - 1.3%
         Banc America, Inc. |_|
         Wells Fargo & Co.

Diversified Financials - 13.9%
         American General Finance Corp.
         Bank One Corp. +/-                                                                2,000,000             2,059,400
         Barnett Capital I
         Boeing Capital Corp.                                                              1,500,000             1,522,307
         Capital One Bank Co.                                                              1,000,000             1,028,952
         Capital One Bank Co.                                                              1,500,000             1,508,215
         Commercial Credit Co.
         Countrywide Funding Corp.                                                         1,500,000             1,618,674
         Countrywide Funding Corp.
         Fleet National Bank Corp.                                                         1,000,000             1,006,111
         Ford Motor Credit Co.
         Ford Motor Credit Co.                                                             1,500,000             1,565,404
         GMAC
         GMAC                                                                              1,500,000             1,579,090
         Goldman Sachs Group, Inc.
         Household Finance Corp.
         Household Finance Corp.                                                           1,500,000             1,668,705
         International Lease Finance Corp.                                                 1,000,000             1,050,094
         International Lease Finance Corp.
         John Deere Capital Corp.
         Lehman Brothers Holdings, Inc.
         Lehman Brothers Holdings, Inc.                                                    1,500,000             1,673,913
         Limestone Electron Trust 144A
         Merrill Lynch & Co., Inc.                                                         1,500,000             1,582,230
         National Rural Utilities Coop. Finance                                            1,630,000             1,655,979
         NationsBank Corp.                                                                   500,000               589,269
         Nisource Finance Corp.
         Nisource Finance Corp.                                                            1,000,000             1,072,474
         Reed Elsevier Capital, Inc.
         U.S. West Capital Funding, Inc. +/-                                               1,000,000             1,016,508
         Verizon Global Funding Corp.
                                                                                                           ---------------
                                                                                                                22,197,325

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Evergreen Diversified Bond Fund Pro Forma
                                                                                     Principal Amount           Market Value
-----------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 1.6%
         Dynergy, Inc. +/-                                                                1,000,000               1,021,632
         Oslo Seismic Services, Inc.                                                      1,322,999               1,458,417
         Parker Drilling Co., Ser. D                                                      1,000,000                 970,000
         Progress Energy, Inc.                                                            3,000,000               3,025,818
         Williams Companies, Inc. +/-                                                     1,000,000               1,018,346
                                                                                                            ---------------
                                                                                                                  7,494,213
Oil & Gas - 2.9%
         Alberta Energy Co., Ltd.                                                         1,400,000               1,566,326
         Chesapeake Energy Corp.                                                          1,000,000                 980,000
         Coastal Corp.                                                                    1,000,000               1,031,523
         Nuevo Energy Co., Ser. B                                                           500,000                 487,500
         Ocean Energy, Inc., Ser. B                                                       1,000,000               1,045,000
         Phillips Petroleum Co.                                                           4,500,000               5,081,998
         R & B Falcon Corp.                                                               1,500,000               1,553,941
         Union Pacific Resources Group, Inc.                                              1,000,000               1,105,557
         XTO Energy Inc., Ser. B                                                            500,000                 528,750
                                                                                                            ---------------
                                                                                                                 13,380,595
Financials - 20.8%
Banks - 1.3%
         Banc America, Inc. |_|                                                           3,500,000               3,495,625
         Wells Fargo & Co.                                                                2,500,000               2,639,830
                                                                                                            ---------------
                                                                                                                  6,135,455
Diversified Financials - 13.9%
         American General Finance Corp.                                                   1,000,000               1,044,279
         Bank One Corp. +/-                                                               2,000,000               2,059,400
         Barnett Capital I                                                                1,100,000               1,166,220
         Boeing Capital Corp.                                                             1,500,000               1,522,307
         Capital One Bank Co.                                                             1,000,000               1,028,952
         Capital One Bank Co.                                                             5,500,000               5,530,123
         Commercial Credit Co.                                                              500,000                 628,593
         Countrywide Funding Corp.                                                        1,500,000               1,618,674
         Countrywide Funding Corp.                                                        3,500,000               3,614,009
         Fleet National Bank Corp.                                                        1,000,000               1,006,111
         Ford Motor Credit Co.                                                            3,500,000               3,689,196
         Ford Motor Credit Co.                                                            1,500,000               1,565,404
         GMAC                                                                             1,500,000               1,517,103
         GMAC                                                                             1,500,000               1,579,090
         Goldman Sachs Group, Inc.                                                        4,000,000               4,401,396
         Household Finance Corp.                                                          2,000,000               2,034,650
         Household Finance Corp.                                                          1,500,000               1,668,705
         International Lease Finance Corp.                                                1,000,000               1,050,094
         International Lease Finance Corp.                                                3,000,000               3,024,234
         John Deere Capital Corp.                                                         2,750,000               3,026,699
         Lehman Brothers Holdings, Inc.                                                   4,000,000               4,185,832
         Lehman Brothers Holdings, Inc.                                                   1,500,000               1,673,913
         Limestone Electron Trust 144A                                                    1,800,000               1,866,998
         Merrill Lynch & Co., Inc.                                                        1,500,000               1,582,230
         National Rural Utilities Coop. Finance                                           1,630,000               1,655,979
         NationsBank Corp.                                                                  500,000                 589,269
         Nisource Finance Corp.                                                           3,500,000               3,613,092
         Nisource Finance Corp.                                                           1,000,000               1,072,474
         Reed Elsevier Capital, Inc.                                                      3,000,000               3,124,635
         U.S. West Capital Funding, Inc. +/-                                              1,000,000               1,016,508
         Verizon Global Funding Corp.                                                     1,000,000               1,099,320
                                                                                                            ---------------
                                                                                                                 64,255,489

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2001

-------------------------------------------------------------------------------------------------------------------------------

                                                                                             Coupon       Maturity Date
-------------------------------------------------------------------------------------------------------------------------------
Insurance - 3.8%
         AMBAC Financial Group, Inc.                                                          9.375           8/1/11
         Nationwide CSN Trust 144A                                                            9.875          2/15/25
         Prudential Properties 144A                                                           7.125           7/1/07

Real Estate - 1.8%
         Camden Property Trust REIT                                                           7.00          11/15/06
         EOP Operating, LP                                                                    6.50           1/15/04
         Meristar Hospitality Corp. REIT                                                      9.125          1/15/11
         Spieker LP REIT                                                                      8.00           7/19/05

Health Care - 0.6%
Health Care Providers & Services - 0.6%
         Express Scripts, Inc.                                                                9.625          6/15/09
         Magellan Health Services, Inc. 144A                                                  9.375         11/15/07
         Manor Care, Inc.                                                                     8.00            3/1/08
         Tenet Healthcare Corp.                                                               8.125          12/1/08

Industrials - 1.4%
Aerospace & Defense - 0.4%
         BE Aerospace, Inc.                                                                   9.50           11/1/08
         Sequa Corp.                                                                          8.875           4/1/08
         United Technologies Corp.                                                            4.875          11/1/06

Air Freight & Couriers - 0.2%
         Fedex Corp.                                                                          6.875          2/15/06

Commercial Services & Supplies - 0.2%
         Allied Waste North America, Inc., Ser. B                                            10.00            8/1/09
         Iron Mountain, Inc.                                                                  8.625           4/1/13

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            Evergreen Diversified Bond Fund
                                                                                          Principal Amount       Market Value
-------------------------------------------------------------------------------------------------------------------------------
Insurance - 3.8%
         AMBAC Financial Group, Inc.                                                          2,500,000            3,150,900
         Nationwide CSN Trust 144A                                                            7,500,000            7,926,540
         Prudential Properties 144A                                                           6,300,000            6,657,361
                                                                                                             ---------------
                                                                                                                  17,734,801
Real Estate - 1.8%
         Camden Property Trust REIT                                                           3,000,000            3,201,633
         EOP Operating, LP
         Meristar Hospitality Corp. REIT                                                        300,000              258,000
         Spieker LP REIT                                                                      3,500,000            3,830,785
                                                                                                             ---------------
                                                                                                                   7,290,418
Health Care - 0.6%
Health Care Providers & Services - 0.6%
         Express Scripts, Inc.                                                                  500,000              551,250
         Magellan Health Services, Inc. 144A                                                    500,000              527,500
         Manor Care, Inc.                                                                       500,000              535,000
         Tenet Healthcare Corp.                                                               1,000,000            1,085,000
                                                                                                             ---------------
                                                                                                                   2,698,750
Industrials - 1.4%
Aerospace & Defense - 0.4%
         BE Aerospace, Inc.                                                                     500,000              400,000
         Sequa Corp.                                                                            450,000              400,500
         United Technologies Corp.
                                                                                                             ---------------
                                                                                                                     800,500
Air Freight & Couriers - 0.2%
         Fedex Corp.                                                                          1,050,000            1,079,457

Commercial Services & Supplies - 0.2%
         Allied Waste North America, Inc., Ser. B                                               500,000              508,750
         Iron Mountain, Inc.                                                                    500,000              525,000
                                                                                                             ---------------
                                                                                                                   1,033,750

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Evergreen Quality Income Fund
                                                                                           Principal Amount          Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 3.8%
         AMBAC Financial Group, Inc.
         Nationwide CSN Trust 144A
         Prudential Properties 144A

Real Estate - 1.8%
         Camden Property Trust REIT
         EOP Operating, LP                                                                       1,000,000             1,048,729
         Meristar Hospitality Corp. REIT
         Spieker LP REIT
                                                                                                                 ---------------
                                                                                                                       1,048,729
Health Care - 0.6%
Health Care Providers & Services - 0.6%
         Express Scripts, Inc.
         Magellan Health Services, Inc. 144A
         Manor Care, Inc.
         Tenet Healthcare Corp.

Industrials - 1.4%
Aerospace & Defense - 0.4%
         BE Aerospace, Inc.
         Sequa Corp.
         United Technologies Corp.                                                               1,000,000             1,009,729
                                                                                                                 ---------------
                                                                                                                       1,009,729
Air Freight & Couriers - 0.2%
         Fedex Corp.

Commercial Services & Supplies - 0.2%
         Allied Waste North America, Inc., Ser. B
         Iron Mountain, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Evergreen Diversified Bond Fund Pro Forma
                                                                                           Principal Amount           Market Value
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 3.8%
         AMBAC Financial Group, Inc.                                                            2,500,000               3,150,900
         Nationwide CSN Trust 144A                                                              7,500,000               7,926,540
         Prudential Properties 144A                                                             6,300,000               6,657,361
                                                                                                                  ---------------
                                                                                                                       17,734,801
Real Estate - 1.8%
         Camden Property Trust REIT                                                             3,000,000               3,201,633
         EOP Operating, LP                                                                      1,000,000               1,048,729
         Meristar Hospitality Corp. REIT                                                          300,000                 258,000
         Spieker LP REIT                                                                        3,500,000               3,830,785
                                                                                                                  ---------------
                                                                                                                        8,339,147
Health Care - 0.6%
Health Care Providers & Services - 0.6%
         Express Scripts, Inc.                                                                    500,000                 551,250
         Magellan Health Services, Inc. 144A                                                      500,000                 527,500
         Manor Care, Inc.                                                                         500,000                 535,000
         Tenet Healthcare Corp.                                                                 1,000,000               1,085,000
                                                                                                                  ---------------
                                                                                                                        2,698,750
Industrials - 1.4%
Aerospace & Defense - 0.4%
         BE Aerospace, Inc.                                                                       500,000                 400,000
         Sequa Corp.                                                                              450,000                 400,500
         United Technologies Corp.                                                              1,000,000               1,009,729
                                                                                                                  ---------------
                                                                                                                        1,810,229
Air Freight & Couriers - 0.2%
         Fedex Corp.                                                                            1,050,000               1,079,457

Commercial Services & Supplies - 0.2%
         Allied Waste North America, Inc., Ser. B                                                 500,000                 508,750
         Iron Mountain, Inc.                                                                      500,000                 525,000
                                                                                                                  ---------------
                                                                                                                        1,033,750

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2001

------------------------------------------------------------------------------------------------------------------------------

                                                                                             Coupon       Maturity Date
------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.4%
         Tyco International Group                                                             4.95            8/1/03
         United States Steel, LLC 144A                                                       10.75            8/1/08

Machinery - 0.2%
         AGCO Corp.                                                                           9.50            5/1/08
         Eagle-Picher Industries, Inc.                                                        9.375           3/1/08

Information Technology - 1.1%
Communications Equipment - 1.1%
         Citizens Communications Co. 144A                                                     7.625          8/15/08

Semiconductor Equipment & Products - 0.0%
         Fairchild Semiconductor Corp.                                                       10.125          3/15/07

Materials - 2.4%
Chemicals - 0.5%
         Equistar Chemicals LP 144A                                                          10.125           9/1/08
         Lyondell Chemical Co., Ser. A                                                        9.625           5/1/07
         Scotts Co.                                                                           8.625          1/15/09

Commercial Services & Supplies - 0.1%
         USA Waste Services, Inc.                                                             6.50          12/15/02

Containers & Packaging - 0.3%
         Packaging Corp. of America                                                           9.625           4/1/09
         Stone Container Corp.                                                                9.75            2/1/11

Metals & Mining - 0.3%
         Century Aluminum Co. 144A                                                           11.75           4/15/08
         Peabody Energy Corp. Ser.B                                                           9.625          5/15/08

Paper & Forest Products - 1.2%
         Abitibi Consolidated, Inc.                                                           7.875           8/1/09
         International Paper Co.                                                              8.00            7/8/03

Telecommunication Services - 2.8%
Diversified Telecommunication Services - 2.4%
         Cox Enterprises, Inc. 144A                                                           7.875          9/15/10
         Intermedia Communications, Inc., Sr. Disc. Notes, Step Bond (r)                      0              7/15/02
         Qwest Corp.                                                                          7.625           6/9/03
         Williams Companies, Inc.                                                             7.125           9/1/11
         Worldcom, Inc.                                                                       7.875          5/15/03

Wireless Telecom - 0.4%
         Price Communications Wireless, Inc., Ser.B                                           9.125         12/15/06
         Triton PCS, Inc.                                                                     9.375           2/1/11

Utilities - 2.1%
Electric Utilities - 1.5%
         AES Corp.                                                                            8.50           11/1/07
         Calpine Corp.                                                                        7.75           4/15/09
         Dominion Resources, Inc.                                                             8.125          6/15/10
         Dominion Resources, Inc.                                                             6.00           1/31/03
         Duke Energy Field Services, LLC                                                      7.875          8/16/10

Gas Utilities - 0.6%
         Southern Natural Gas Co.                                                             7.35           2/15/31
         Western Gas Resources, Inc.                                                         10.00           6/15/09

         Total Corporate Bonds
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Evergreen Diversified Bond Fund
                                                                                        Principal Amount       Market Value
------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.4%
         Tyco International Group
         United States Steel, LLC 144A                                                        500,000              452,500
                                                                                                           ---------------
                                                                                                                   452,500
Machinery - 0.2%
         AGCO Corp.                                                                           500,000              517,500
         Eagle-Picher Industries, Inc.                                                        865,000              423,850
                                                                                                           ---------------
                                                                                                                   941,350
Information Technology - 1.1%
Communications Equipment - 1.1%
         Citizens Communications Co. 144A                                                   5,000,000            5,177,045

Semiconductor Equipment & Products - 0.0%
         Fairchild Semiconductor Corp.                                                        165,000              165,825

Materials - 2.4%
Chemicals - 0.5%
         Equistar Chemicals LP 144A                                                           500,000              465,000
         Lyondell Chemical Co., Ser. A                                                      1,000,000              962,500
         Scotts Co.                                                                         1,000,000            1,030,000
                                                                                                           ---------------
                                                                                                                 2,457,500
Commercial Services & Supplies - 0.1%
         USA Waste Services, Inc.

Containers & Packaging - 0.3%
         Packaging Corp. of America                                                         1,000,000            1,087,500
         Stone Container Corp.                                                                500,000              528,750
                                                                                                           ---------------
                                                                                                                 1,616,250
Metals & Mining - 0.3%
         Century Aluminum Co. 144A                                                            500,000              493,125
         Peabody Energy Corp. Ser.B                                                           850,000              909,500
                                                                                                           ---------------
                                                                                                                 1,402,625
Paper & Forest Products - 1.2%
         Abitibi Consolidated, Inc.                                                         4,000,000            4,093,640
         International Paper Co.
                                                                                                           ---------------
                                                                                                                 4,093,640
Telecommunication Services - 2.8%
Diversified Telecommunication Services - 2.4%
         Cox Enterprises, Inc. 144A                                                         4,000,000            4,274,872
         Intermedia Communications, Inc., Sr. Disc. Notes, Step Bond (r)                    2,000,000            1,990,000
         Qwest Corp.
         Williams Companies, Inc.                                                           2,000,000            2,088,600
         Worldcom, Inc.
                                                                                                           ---------------
                                                                                                                 8,353,472
Wireless Telecom - 0.4%
         Price Communications Wireless, Inc., Ser.B                                         1,000,000            1,055,000
         Triton PCS, Inc.                                                                     690,000              727,950
                                                                                                           ---------------
                                                                                                                 1,782,950
Utilities - 2.1%
Electric Utilities - 1.5%
         AES Corp.                                                                            740,000              625,300
         Calpine Corp.                                                                        850,000              825,600
         Dominion Resources, Inc.                                                           2,000,000            2,288,612
         Dominion Resources, Inc.
         Duke Energy Field Services, LLC                                                    1,500,000            1,666,704
                                                                                                           ---------------
                                                                                                                 5,406,216
Gas Utilities - 0.6%
         Southern Natural Gas Co.                                                           1,750,000            1,728,979
         Western Gas Resources, Inc.                                                        1,000,000            1,035,000
                                                                                                           ---------------
                                                                                                                 2,763,979

                                                                                                           ---------------
         Total Corporate Bonds                                                                                 172,746,067
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Evergreen Quality Income Fund
                                                                                     Principal Amount          Market Value
------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.4%
         Tyco International Group                                                          1,500,000             1,534,398
         United States Steel, LLC 144A
                                                                                                           ---------------
                                                                                                                 1,534,398
Machinery - 0.2%
         AGCO Corp.
         Eagle-Picher Industries, Inc.

Information Technology - 1.1%
Communications Equipment - 1.1%
         Citizens Communications Co. 144A

Semiconductor Equipment & Products - 0.0%
         Fairchild Semiconductor Corp.

Materials - 2.4%
Chemicals - 0.5%
         Equistar Chemicals LP 144A
         Lyondell Chemical Co., Ser. A
         Scotts Co.

Commercial Services & Supplies - 0.1%
         USA Waste Services, Inc.                                                            641,000               656,915

Containers & Packaging - 0.3%
         Packaging Corp. of America
         Stone Container Corp.

Metals & Mining - 0.3%
         Century Aluminum Co. 144A
         Peabody Energy Corp. Ser.B

Paper & Forest Products - 1.2%
         Abitibi Consolidated, Inc.
         International Paper Co.                                                           1,500,000             1,594,590
                                                                                                           ---------------
                                                                                                                 1,594,590
Telecommunication Services - 2.8%
Diversified Telecommunication Services - 2.4%
         Cox Enterprises, Inc. 144A
         Intermedia Communications, Inc., Sr. Disc. Notes, Step Bond (r)
         Qwest Corp.                                                                       1,000,000             1,049,443
         Williams Companies, Inc.
         Worldcom, Inc.                                                                    1,500,000             1,578,102
                                                                                                           ---------------
                                                                                                                 2,627,545
Wireless Telecom - 0.4%
         Price Communications Wireless, Inc., Ser.B
         Triton PCS, Inc.

Utilities - 2.1%
Electric Utilities - 1.5%
         AES Corp.
         Calpine Corp.
         Dominion Resources, Inc.
         Dominion Resources, Inc.                                                          1,500,000             1,546,089
         Duke Energy Field Services, LLC

Gas Utilities - 0.6%
         Southern Natural Gas Co.
         Western Gas Resources, Inc.

                                                                                                           ---------------
         Total Corporate Bonds                                                                                  41,751,369
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                     Evergreen Diversified Bond Fund Pro Forma
                                                                                      Principal Amount           Market Value
------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.4%
         Tyco International Group                                                          1,500,000               1,534,398
         United States Steel, LLC 144A                                                       500,000                 452,500
                                                                                                             ---------------
                                                                                                                   1,986,898
Machinery - 0.2%
         AGCO Corp.                                                                          500,000                 517,500
         Eagle-Picher Industries, Inc.                                                       865,000                 423,850
                                                                                                             ---------------
                                                                                                                     941,350
Information Technology - 1.1%
Communications Equipment - 1.1%
         Citizens Communications Co. 144A                                                  5,000,000               5,177,045

Semiconductor Equipment & Products - 0.0%
         Fairchild Semiconductor Corp.                                                       165,000                 165,825

Materials - 2.4%
Chemicals - 0.5%
         Equistar Chemicals LP 144A                                                          500,000                 465,000
         Lyondell Chemical Co., Ser. A                                                     1,000,000                 962,500
         Scotts Co.                                                                        1,000,000               1,030,000
                                                                                                             ---------------
                                                                                                                   2,457,500
Commercial Services & Supplies - 0.1%
         USA Waste Services, Inc.                                                            641,000                 656,915

Containers & Packaging - 0.3%
         Packaging Corp. of America                                                        1,000,000               1,087,500
         Stone Container Corp.                                                               500,000                 528,750
                                                                                                             ---------------
                                                                                                                   1,616,250
Metals & Mining - 0.3%
         Century Aluminum Co. 144A                                                           500,000                 493,125
         Peabody Energy Corp. Ser.B                                                          850,000                 909,500
                                                                                                             ---------------
                                                                                                                   1,402,625
Paper & Forest Products - 1.2%
         Abitibi Consolidated, Inc.                                                        4,000,000               4,093,640
         International Paper Co.                                                           1,500,000               1,594,590
                                                                                                             ---------------
                                                                                                                   5,688,230
Telecommunication Services - 2.8%
Diversified Telecommunication Services - 2.4%
         Cox Enterprises, Inc. 144A                                                        4,000,000               4,274,872
         Intermedia Communications, Inc., Sr. Disc. Notes, Step Bond (r)                   2,000,000               1,990,000
         Qwest Corp.                                                                       1,000,000               1,049,443
         Williams Companies, Inc.                                                          2,000,000               2,088,600
         Worldcom, Inc.                                                                    1,500,000               1,578,102
                                                                                                             ---------------
                                                                                                                  10,981,017
Wireless Telecom - 0.4%
         Price Communications Wireless, Inc., Ser.B                                        1,000,000               1,055,000
         Triton PCS, Inc.                                                                    690,000                 727,950
                                                                                                             ---------------
                                                                                                                   1,782,950
Utilities - 2.1%
Electric Utilities - 1.5%
         AES Corp.                                                                           740,000                 625,300
         Calpine Corp.                                                                       850,000                 825,600
         Dominion Resources, Inc.                                                          2,000,000               2,288,612
         Dominion Resources, Inc.                                                          1,500,000               1,546,089
         Duke Energy Field Services, LLC                                                   1,500,000               1,666,704
                                                                                                             ---------------
                                                                                                                   6,952,305
Gas Utilities - 0.6%
         Southern Natural Gas Co.                                                          1,750,000               1,728,979
         Western Gas Resources, Inc.                                                       1,000,000               1,035,000
                                                                                                             ---------------
                                                                                                                   2,763,979

                                                                                                             ---------------
         Total Corporate Bonds                                                                                   214,497,436
-----------------------------------------------------------------------------------------------------------------------------

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2001

--------------------------------------------------------------------------------------------------------------------------

                                                                                             Coupon       Maturity Date
--------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities - 19.6%
         FHLMC                                                                                5.50           7/15/06
         FHLMC                                                                                6.75           3/15/31
         FHLMC # +/-+/-                                                                       5.50               TBA
         FHLMC # +/-+/-                                                                       5.50               TBA
         FHLMC # +/-+/-                                                                       6.00               TBA
         FNMA                                                                                 6.00           5/15/11
         FNMA                                                                                 6.00           6/15/11
         FNMA                                                                                 6.41           11/1/39
         FNMA                                                                                 6.45            3/1/27
         FNMA                                                                                 6.625         11/15/30
         FNMA                                                                                 7.00            7/1/28
         FNMA                                                                                 7.00            7/1/29
         FNMA                                                                                 7.00            8/1/29
         FNMA                                                                                 7.05            4/1/28
         FNMA                                                                                 9.50           12/1/24
         FNMA                                                                                 5.50           2/15/06
         FNMA                                                                                 5.50            8/1/08
         FNMA                                                                                 6.00           12/1/13
         FNMA # +/-+/-                                                                        5.50               TBA
         FNMA #                                                                               6.50               TBA

         Total Mortgage-Backed Securities
--------------------------------------------------------------------------------------------------------------------------

Municipal Obligations - 0.6%
Capital Improvements - 0.6%
         Los Angeles, CA. Impt. Bond Act, 1915, Assessment Dist. 1, MTN 144A                  8.48            9/2/15
--------------------------------------------------------------------------------------------------------------------------

US Government & Agency Obligations - 1.3%
         FHLMC ##                                                                             6.75           9/15/29
         FHLMC ##                                                                             6.875          9/15/10
         FNMA ##                                                                              5.125          2/13/04
         FNMA ##                                                                              6.50           8/15/04
         FNMA ##                                                                              7.25           1/15/10

         Total US Government & Agency Obligations
--------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 5.5%
U.S. Treasury Bonds:
         U.S. Treasury Bonds ##                                                               5.375          2/15/31
         U.S. Treasury Bonds ##                                                               6.25           8/15/23
         U.S. Treasury Bonds ##                                                               7.25           5/15/16
         U.S. Treasury Bonds ##                                                               7.50          11/15/16
         U.S. Treasury Bonds ##                                                               7.875          2/15/21
         U.S. Treasury Bonds ##                                                               8.00          11/15/21
U.S. Treasury Notes:
         U.S. Treasury Notes ##                                                               5.625          5/15/08
         U.S. Treasury Notes ##                                                               5.75          11/15/05
         U.S. Treasury Notes ##                                                               5.875         11/15/04
         U.S. Treasury Notes ##                                                               6.125          8/15/07
         U.S. Treasury Notes ##                                                               6.50           2/15/10
         U.S. Treasury Notes ##                                                               6.75           5/15/05

         Total U.S. Treasury Obligations
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                      Evergreen Diversified Bond Fund
                                                                                    Principal Amount       Market Value
--------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities - 19.6%
         FHLMC                                                                          4,000,000            4,260,856
         FHLMC
         FHLMC # +/-+/-
         FHLMC # +/-+/-
         FHLMC # +/-+/-
         FNMA                                                                           6,000,000            6,499,680
         FNMA                                                                          13,250,000           14,400,842
         FNMA                                                                           1,755,097            1,831,168
         FNMA                                                                           1,757,866            1,816,794
         FNMA                                                                          10,000,000           11,446,021
         FNMA                                                                           6,617,066            6,948,665
         FNMA                                                                             575,055              601,724
         FNMA                                                                             745,479              780,053
         FNMA                                                                           1,899,259            1,969,007
         FNMA                                                                           1,821,561            2,021,190
         FNMA
         FNMA
         FNMA
         FNMA # +/-+/-
         FNMA #
                                                                                                       ---------------
         Total Mortgage-Backed Securities                                                                   52,576,000
--------------------------------------------------------------------------------------------------------------------------

Municipal Obligations - 0.6%
Capital Improvements - 0.6%
         Los Angeles, CA. Impt. Bond Act, 1915, Assessment Dist. 1, MTN 144A            2,518,167            2,667,444
--------------------------------------------------------------------------------------------------------------------------

US Government & Agency Obligations - 1.3%
         FHLMC ##
         FHLMC ##
         FNMA ##
         FNMA ##
         FNMA ##

         Total US Government & Agency Obligations
--------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 5.5%
U.S. Treasury Bonds:
         U.S. Treasury Bonds ##
         U.S. Treasury Bonds ##
         U.S. Treasury Bonds ##
         U.S. Treasury Bonds ##
         U.S. Treasury Bonds ##
         U.S. Treasury Bonds ##
U.S. Treasury Notes:
         U.S. Treasury Notes ##
         U.S. Treasury Notes ##
         U.S. Treasury Notes ##
         U.S. Treasury Notes ##
         U.S. Treasury Notes ##
         U.S. Treasury Notes ##

         Total U.S. Treasury Obligations
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                        Evergreen Quality Income Fund
                                                                                   Principal Amount          Market Value
--------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities - 19.6%
         FHLMC
         FHLMC                                                                             750,000               870,118
         FHLMC # +/-+/-                                                                  5,000,000             5,053,150
         FHLMC # +/-+/-                                                                  6,000,000             5,945,625
         FHLMC # +/-+/-                                                                  5,000,000             5,129,700
         FNMA
         FNMA
         FNMA
         FNMA
         FNMA
         FNMA
         FNMA
         FNMA
         FNMA
         FNMA
         FNMA                                                                            2,000,000             2,128,433
         FNMA                                                                            3,984,669             4,073,576
         FNMA                                                                            2,419,650             2,482,163
         FNMA # +/-+/-                                                                  11,000,000            11,106,590
         FNMA #                                                                          1,206,715             1,223,307
                                                                                                         ---------------
         Total Mortgage-Backed Securities                                                                     38,012,662
--------------------------------------------------------------------------------------------------------------------------

Municipal Obligations - 0.6%
Capital Improvements - 0.6%
         Los Angeles, CA. Impt. Bond Act, 1915, Assessment Dist. 1, MTN 144A
--------------------------------------------------------------------------------------------------------------------------

US Government & Agency Obligations - 1.3%
         FHLMC ##                                                                          500,000               580,132
         FHLMC ##                                                                        1,500,000             1,718,518
         FNMA ##                                                                           500,000               524,334
         FNMA ##                                                                         1,500,000             1,632,744
         FNMA ##                                                                         1,500,000             1,753,582
                                                                                                         ---------------
         Total US Government & Agency Obligations                                                              6,209,310
--------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 5.5%
U.S. Treasury Bonds:
         U.S. Treasury Bonds ##                                                          2,000,000             2,152,188
         U.S. Treasury Bonds ##                                                          1,500,000             1,726,524
         U.S. Treasury Bonds ##                                                          1,750,000             2,176,974
         U.S. Treasury Bonds ##                                                          2,000,000             2,547,814
         U.S. Treasury Bonds ##                                                          1,000,000             1,347,344
         U.S. Treasury Bonds ##                                                          1,500,000             2,054,298
U.S. Treasury Notes:
         U.S. Treasury Notes ##                                                          1,300,000             1,425,024
         U.S. Treasury Notes ##                                                            500,000               544,375
         U.S. Treasury Notes ##                                                          3,000,000             3,251,955
         U.S. Treasury Notes ##                                                          2,550,000             2,854,608
         U.S. Treasury Notes ##                                                          2,500,000             2,902,150
         U.S. Treasury Notes ##                                                          2,225,000             2,487,741
                                                                                                         ---------------
         Total U.S. Treasury Obligations                                                                      25,470,995
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                 Evergreen Diversified Bond Fund Pro Forma
                                                                                  Principal Amount           Market Value
--------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities - 19.6%
         FHLMC                                                                         4,000,000               4,260,856
         FHLMC                                                                           750,000                 870,118
         FHLMC # +/-+/-                                                                5,000,000               5,053,150
         FHLMC # +/-+/-                                                                6,000,000               5,945,625
         FHLMC # +/-+/-                                                                5,000,000               5,129,700
         FNMA                                                                          6,000,000               6,499,680
         FNMA                                                                         13,250,000              14,400,842
         FNMA                                                                          1,755,097               1,831,168
         FNMA                                                                          1,757,866               1,816,794
         FNMA                                                                         10,000,000              11,446,021
         FNMA                                                                          6,617,066               6,948,665
         FNMA                                                                            575,055                 601,724
         FNMA                                                                            745,479                 780,053
         FNMA                                                                          1,899,259               1,969,007
         FNMA                                                                          1,821,561               2,021,190
         FNMA                                                                          2,000,000               2,128,433
         FNMA                                                                          3,984,669               4,073,576
         FNMA                                                                          2,419,650               2,482,163
         FNMA # +/-+/-                                                                11,000,000              11,106,590
         FNMA #                                                                        1,206,715               1,223,307
                                                                                                         ---------------
         Total Mortgage-Backed Securities                                                                     90,588,662
-------------------------------------------------------------------------------------------------------------------------

Municipal Obligations - 0.6%
Capital Improvements - 0.6%
         Los Angeles, CA. Impt. Bond Act, 1915, Assessment Dist. 1, MTN 144A           2,518,167               2,667,444
-------------------------------------------------------------------------------------------------------------------------

US Government & Agency Obligations - 1.3%
         FHLMC ##                                                                        500,000                 580,132
         FHLMC ##                                                                      1,500,000               1,718,518
         FNMA ##                                                                         500,000                 524,334
         FNMA ##                                                                       1,500,000               1,632,744
         FNMA ##                                                                       1,500,000               1,753,582
                                                                                                         ---------------
         Total US Government & Agency Obligations                                                              6,209,310
-------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 5.5%
U.S. Treasury Bonds:
         U.S. Treasury Bonds ##                                                        2,000,000               2,152,188
         U.S. Treasury Bonds ##                                                        1,500,000               1,726,524
         U.S. Treasury Bonds ##                                                        1,750,000               2,176,974
         U.S. Treasury Bonds ##                                                        2,000,000               2,547,814
         U.S. Treasury Bonds ##                                                        1,000,000               1,347,344
         U.S. Treasury Bonds ##                                                        1,500,000               2,054,298
U.S. Treasury Notes:
         U.S. Treasury Notes ##                                                        1,300,000               1,425,024
         U.S. Treasury Notes ##                                                          500,000                 544,375
         U.S. Treasury Notes ##                                                        3,000,000               3,251,955
         U.S. Treasury Notes ##                                                        2,550,000               2,854,608
         U.S. Treasury Notes ##                                                        2,500,000               2,902,150
         U.S. Treasury Notes ##                                                        2,225,000               2,487,741
                                                                                                         ---------------
         Total U.S. Treasury Obligations                                                                      25,470,995
-------------------------------------------------------------------------------------------------------------------------

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2001

--------------------------------------------------------------------------------------------------------------------------

                                                                                             Coupon       Maturity Date
--------------------------------------------------------------------------------------------------------------------------
Yankee Obligations - Corporate - 4.6%
Energy - 0.2%
Oil & Gas - 0.2%
         British Gas International Finance Co. *                                              0.00           11/4/21

Financials - 0.1%
Diversified Financials - 0.1%
         Tembec Finance Corp.                                                                 9.875          9/30/05

Materials - 1.0%
Chemicals - 0.4%
         Potash Corp.                                                                         7.75           5/31/11

Metals & Mining - 0.0%
         Bulong Operation Property, Ltd. o +                                                 12.50          12/15/08

Paper & Forest Products - 0.6%
         Domtar, Inc.                                                                         8.75            8/1/06
         Norampac, Inc.                                                                       9.50            2/1/08
         Tembec Industries, Inc.                                                              8.625          6/30/09

Telecommunication Services - 3.3%
Diversified Telecommunication Services - 2.7%
         British Telecommunications Plc                                                       8.125         12/15/10
         Deutsche Telekom International                                                       8.00           6/15/10
         Telecom de Puerto Rico, Inc.                                                         6.65           5/15/06
         Telefonica Europe                                                                    7.75           9/15/10
         Telus Corp.                                                                          8.00            6/1/11

Wireless Telecommunication Services - 0.6%
         Vodafone Group Plc                                                                   7.75           2/15/10
         Rogers Cantel, Inc.                                                                  9.75            6/1/16

         Total Yankee Obligations - Corporate
--------------------------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.6%

Energy - 0.0%
Electric Utilities - 0.0%
         Georgia Power Capital Trust +/-

Financials - 0.6%
Diversified Financials - 0.5%
         Bank One Capital
         Fleet Capital Trust +/-
         Household Capital Trust +/-
         NB Capital Trust, Inc. +/-
         USB Capital Corp. +/-
         Washington Mutual, Inc.

Insurance - 0.1%
         Travelers/Aetna PC Capital Corp. +/-

Real Estate - 0.0%
         Equity Office Properties Trust REIT +/-

         Total Preferred Stocks
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                      Evergreen Diversified Bond Fund
                                                                                    Principal Amount       Market Value
--------------------------------------------------------------------------------------------------------------------------
Yankee Obligations - Corporate - 4.6%
Energy - 0.2%
Oil & Gas - 0.2%
         British Gas International Finance Co. *                                        4,000,000              992,000

Financials - 0.1%
Diversified Financials - 0.1%
         Tembec Finance Corp.                                                             350,000              368,375

Materials - 1.0%
Chemicals - 0.4%
         Potash Corp.

Metals & Mining - 0.0%
         Bulong Operation Property, Ltd. o +                                            1,600,000               40,000

Paper & Forest Products - 0.6%
         Domtar, Inc.                                                                   1,000,000            1,106,751
         Norampac, Inc.                                                                 1,000,000            1,045,000
         Tembec Industries, Inc.                                                          500,000              527,500
                                                                                                       ---------------
                                                                                                             2,679,251
Telecommunication Services - 3.3%
Diversified Telecommunication Services - 2.7%
         British Telecommunications Plc                                                 2,100,000            2,403,546
         Deutsche Telekom International                                                 2,600,000            2,886,455
         Telecom de Puerto Rico, Inc.                                                   2,500,000            2,580,195
         Telefonica Europe                                                              1,400,000            1,525,446
         Telus Corp.                                                                    3,000,000            3,275,766
                                                                                                       ---------------
                                                                                                            12,671,408
Wireless Telecommunication Services - 0.6%
         Vodafone Group Plc
         Rogers Cantel, Inc.                                                            1,000,000              990,000
                                                                                                       ---------------
                                                                                                               990,000

                                                                                                       ---------------
         Total Yankee Obligations - Corporate                                                               17,741,034
--------------------------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.6%

Energy - 0.0%
Electric Utilities - 0.0%
         Georgia Power Capital Trust +/-

Financials - 0.6%
Diversified Financials - 0.5%
         Bank One Capital
         Fleet Capital Trust +/-
         Household Capital Trust +/-
         NB Capital Trust, Inc. +/-
         USB Capital Corp. +/-
         Washington Mutual, Inc.

Insurance - 0.1%
         Travelers/Aetna PC Capital Corp. +/-

Real Estate - 0.0%
         Equity Office Properties Trust REIT +/-

         Total Preferred Stocks
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                        Evergreen Quality Income Fund
                                                                                   Principal Amount          Market Value
--------------------------------------------------------------------------------------------------------------------------
Yankee Obligations - Corporate - 4.6%
Energy - 0.2%
Oil & Gas - 0.2%
         British Gas International Finance Co. *

Financials - 0.1%
Diversified Financials - 0.1%
         Tembec Finance Corp.

Materials - 1.0%
Chemicals - 0.4%
         Potash Corp.                                                                    1,500,000             1,641,618

Metals & Mining - 0.0%
         Bulong Operation Property, Ltd. o +

Paper & Forest Products - 0.6%
         Domtar, Inc.
         Norampac, Inc.
         Tembec Industries, Inc.

Telecommunication Services - 3.3%
Diversified Telecommunication Services - 2.7%
         British Telecommunications Plc
         Deutsche Telekom International
         Telecom de Puerto Rico, Inc.
         Telefonica Europe
         Telus Corp.

Wireless Telecommunication Services - 0.6%
         Vodafone Group Plc                                                              1,500,000             1,681,445
         Rogers Cantel, Inc.
                                                                                                         ---------------
                                                                                                               1,681,445

                                                                                                         ---------------
         Total Yankee Obligations - Corporate                                                                  3,323,063
--------------------------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.6%                                                                     Shares
                                                                                            ------
Energy - 0.0%
Electric Utilities - 0.0%
         Georgia Power Capital Trust +/-                                                     5,400               135,810

Financials - 0.6%
Diversified Financials - 0.5%
         Bank One Capital                                                                   20,000               499,000
         Fleet Capital Trust +/-                                                            20,000               499,000
         Household Capital Trust +/-                                                         2,100                52,962
         NB Capital Trust, Inc. +/-                                                         20,000               502,800
         USB Capital Corp. +/-                                                              19,700               483,241
         Washington Mutual, Inc.                                                            13,100               327,500
                                                                                                         ---------------
                                                                                                               2,364,503
Insurance - 0.1%
         Travelers/Aetna PC Capital Corp. +/-                                               13,700               345,925

Real Estate - 0.0%
         Equity Office Properties Trust REIT +/-                                             6,100               152,500

                                                                                                         ---------------
         Total Preferred Stocks                                                                                2,998,738
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                 Evergreen Diversified Bond Fund Pro Forma
                                                                                  Principal Amount           Market Value
--------------------------------------------------------------------------------------------------------------------------
Yankee Obligations - Corporate - 4.6%
Energy - 0.2%
Oil & Gas - 0.2%
         British Gas International Finance Co. *                                       4,000,000                 992,000

Financials - 0.1%
Diversified Financials - 0.1%
         Tembec Finance Corp.                                                            350,000                 368,375

Materials - 1.0%
Chemicals - 0.4%
         Potash Corp.                                                                  1,500,000               1,641,618

Metals & Mining - 0.0%
         Bulong Operation Property, Ltd. o +                                           1,600,000                  40,000

Paper & Forest Products - 0.6%
         Domtar, Inc.                                                                  1,000,000               1,106,751
         Norampac, Inc.                                                                1,000,000               1,045,000
         Tembec Industries, Inc.                                                         500,000                 527,500
                                                                                                         ---------------
                                                                                                               2,679,251
Telecommunication Services - 3.3%
Diversified Telecommunication Services - 2.7%
         British Telecommunications Plc                                                2,100,000               2,403,546
         Deutsche Telekom International                                                2,600,000               2,886,455
         Telecom de Puerto Rico, Inc.                                                  2,500,000               2,580,195
         Telefonica Europe                                                             1,400,000               1,525,446
         Telus Corp.                                                                   3,000,000               3,275,766
                                                                                                         ---------------
                                                                                                              12,671,408
Wireless Telecommunication Services - 0.6%
         Vodafone Group Plc                                                            1,500,000               1,681,445
         Rogers Cantel, Inc.                                                           1,000,000                 990,000
                                                                                                         ---------------
                                                                                                               2,671,445

                                                                                                         ---------------
         Total Yankee Obligations - Corporate                                                                 21,064,097
-------------------------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.6%                                                                   Shares
                                                                                          ------
Energy - 0.0%
Electric Utilities - 0.0%
         Georgia Power Capital Trust +/-                                                   5,400                 135,810

Financials - 0.6%
Diversified Financials - 0.5%
         Bank One Capital                                                                 20,000                 499,000
         Fleet Capital Trust +/-                                                          20,000                 499,000
         Household Capital Trust +/-                                                       2,100                  52,962
         NB Capital Trust, Inc. +/-                                                       20,000                 502,800
         USB Capital Corp. +/-                                                            19,700                 483,241
         Washington Mutual, Inc.                                                          13,100                 327,500
                                                                                                         ---------------
                                                                                                               2,364,503
Insurance - 0.1%
         Travelers/Aetna PC Capital Corp. +/-                                             13,700                 345,925

Real Estate - 0.0%
         Equity Office Properties Trust REIT +/-                                           6,100                 152,500

                                                                                                         ---------------
         Total Preferred Stocks                                                                                2,998,738
-------------------------------------------------------------------------------------------------------------------------

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
October 31, 2001

--------------------------------------------------------------------------------------------------------------------------

                                                                                             Coupon       Maturity Date
--------------------------------------------------------------------------------------------------------------------------
Short Term Investments - 6.7%
Commercial Paper - 4.5%
         Computer Associates International +/-                                                2.98           12/4/2001
         El Paso Energy Corp. +/-                                                             2.95          12/20/2001
         Mermaid Funding Corp. +/-                                                            3.02          12/14/2001
         Nisource Finance Corp. +/-                                                           2.85          12/18/2001
         PP&L Capital Funding, Inc. 144A +/-                                                  3.02          11/14/2001
         Sprint Capital Corp. +/-                                                             2.90          12/13/2001

         Total Commercial Paper
--------------------------------------------------------------------------------------------------------------------------
Mutual Fund Shares - 2.2%

         Evergreen Institutional Money Market Fund 0 +/-

         Total Short Term Investments
--------------------------------------------------------------------------------------------------------------------------

          Total Investments (cost $328,889,049, $141,265,181 and $470,154,230 respectively) - 104.8%

         Other Assets and Liabilities - (4.8.%)

         Net Assets - 100.0%

--------------------------------------------------------------------------------------------------------------------------
                                                                                      Evergreen Diversified Bond Fund
                                                                                    Principal Amount       Market Value
--------------------------------------------------------------------------------------------------------------------------
Short Term Investments - 6.7%
Commercial Paper - 4.5%
         Computer Associates International +/-
         El Paso Energy Corp. +/-
         Mermaid Funding Corp. +/-
         Nisource Finance Corp. +/-
         PP&L Capital Funding, Inc. 144A +/-
         Sprint Capital Corp. +/-

         Total Commercial Paper
--------------------------------------------------------------------------------------------------------------------------
Mutual Fund Shares - 2.2%                                                                 Shares
                                                                                          ------
         Evergreen Institutional Money Market Fund 0 +/-                                7,879,970            7,879,970

                                                                                                       ---------------
         Total Short Term Investments                                                                        7,879,970
--------------------------------------------------------------------------------------------------------------------------

          Total Investments (cost $328,889,049, $141,265,181 and $470,154,230
          respectively) - 104.8%                                                                           340,866,374
                                                                                                       ---------------

         Other Assets and Liabilities - (4.8.%)                                                              3,523,331
                                                                                                       ---------------
         Net Assets - 100.0%                                                                               344,389,705
                                                                                                       ===============

--------------------------------------------------------------------------------------------------------------------------
                                                                                       Evergreen Quality Income Fund
                                                                                  Principal Amount          Market Value
--------------------------------------------------------------------------------------------------------------------------
Short Term Investments - 6.7%
Commercial Paper - 4.5%
         Computer Associates International +/-                                          5,000,000             4,986,342
         El Paso Energy Corp. +/-                                                       4,000,000             3,983,939
         Mermaid Funding Corp. +/-                                                      5,000,000             4,981,964
         Nisource Finance Corp. +/-                                                     3,000,000             2,988,837
         PP&L Capital Funding, Inc. 144A +/-                                            1,000,000               998,909
         Sprint Capital Corp. +/-                                                       3,000,000             2,989,850
                                                                                                        ---------------
         Total Commercial Paper                                                                              20,929,841
--------------------------------------------------------------------------------------------------------------------------
Mutual Fund Shares - 2.2%                                                                 Shares
                                                                                          ------
         Evergreen Institutional Money Market Fund 0 +/-                                2,077,617             2,077,617

                                                                                                        ---------------
         Total Short Term Investments                                                                        23,007,458
--------------------------------------------------------------------------------------------------------------------------

          Total Investments (cost $328,889,049, $141,265,181 and $470,154,230
          respectively) - 104.8%                                                                            145,085,644
                                                                                                        ---------------

         Other Assets and Liabilities - (4.8.%)                                                             (25,790,014)
                                                                                                        ---------------
         Net Assets - 100.0%                                                                                119,295,630
                                                                                                        ===============

--------------------------------------------------------------------------------------------------------------------------
                                                                                 Evergreen Diversified Bond Fund Pro Forma
                                                                                  Principal Amount           Market Value
--------------------------------------------------------------------------------------------------------------------------
Short Term Investments - 6.7%
Commercial Paper - 4.5%
         Computer Associates International +/-                                         5,000,000               4,986,342
         El Paso Energy Corp. +/-                                                      4,000,000               3,983,939
         Mermaid Funding Corp. +/-                                                     5,000,000               4,981,964
         Nisource Finance Corp. +/-                                                    3,000,000               2,988,837
         PP&L Capital Funding, Inc. 144A +/-                                           1,000,000                 998,909
         Sprint Capital Corp. +/-                                                      3,000,000               2,989,850
                                                                                                         ---------------
         Total Commercial Paper                                                                               20,929,841
-------------------------------------------------------------------------------------------------------------------------
Mutual Fund Shares - 2.2%                                                                 Shares
                                                                                          ------
         Evergreen Institutional Money Market Fund (o) +/-                               9,957,587               9,957,587

                                                                                                         ---------------
         Total Short Term Investments                                                                         30,887,428
-------------------------------------------------------------------------------------------------------------------------

          Total Investments (cost $328,889,049, $141,265,181 and $470,154,230
          respectively) - 104.8%                                                                             485,952,018
                                                                                                         ---------------

         Other Assets and Liabilities - (4.8.%)                                                              (22,266,683)
                                                                                                         ---------------
         Net Assets - 100.0%                                                                                 463,685,335
                                                                                                         ===============

(r) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

* Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

o Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.

+ Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under porcedures approved by the Board of Trustees.

|_| No market quotation available. Valued at fair value determined in good faith under procedures established by the Board of Trustees.

+/- All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.

+/-+/-      Security acquired under mortgage dollar roll agreement.

#           When-issued security.

## All or a portion of this security has been segregated for when-issued securities.

(o) The advisor of the Fund and the advisor of the money market fund are each a division of Wachovia Corp.

Summary of Abbreviations:

FHLMC       Federal Home Loan Mortgage Corp.
FNMA        Federal National Mortgage Association
GNMA        Government National Mortgage Association
GMAC        Government National Mortgage Corp.
MTN         Medium Term Note
REIT        Real Estate Investment Trust
TBA         To be Announced

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
October 31, 2001

                                                                          Evergreen                Evergreen
                                                                       Diversified Bond         Quality Income
                                                                             Fund                    Fund
---------------------------------------------------------------------------------------------------------------------
Assets
Identified cost of securities                                             $328,889,049             $141,265,181
Net unrealized gains or losses on securities                                11,977,325                3,820,463
---------------------------------------------------------------------------------------------------------------------
Market value of securities                                                 340,866,374              145,085,644
Receivables for securities sold                                                692,606               54,729,016
Receivable for Fund shares sold                                                104,144                  144,621
Dividends and interest receivable                                            5,082,697                1,648,415
Receivable from investment advisor                                                   0                    4,173
Prepaid expenses and other assets                                              205,428                   48,710
---------------------------------------------------------------------------------------------------------------------
     Total assets                                                          346,951,249              201,660,579
---------------------------------------------------------------------------------------------------------------------
Liabilities
Distributions payable                                                          651,216                  155,625
Payable for securities purchased                                             1,486,530               81,507,066
Payable for Fund shares redeemed                                               285,533                  513,703
Deferred mortgage dollar roll income                                                 0                  127,714
Advisory fee payable                                                             4,485                        0
Distribution Plan expenses payable                                               2,932                    2,081
Due to other related parties                                                       937                      325
Accrued expenses and other liabilities                                         129,911                   58,435
---------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                       2,561,544               82,364,949
---------------------------------------------------------------------------------------------------------------------

Net assets                                                                $344,389,705             $119,295,630
---------------------------------------------------------------------------------------------------------------------

Net assets represented by
Paid-in capital                                                           $418,196,675             $138,985,556
Overdistributed net investment income                                       (1,837,227)                (317,136)
Accumulated net realized gains or losses on securities and foreign
currency related transactions                                              (83,947,068)             (23,193,253)
Net unrealized gains or losses on securities and foreign
currency related transactions                                               11,977,325                3,820,463
---------------------------------------------------------------------------------------------------------------------
Net assets                                                                $344,389,705             $119,295,630
---------------------------------------------------------------------------------------------------------------------

Class A Shares
Net Assets                                                                $313,865,236              $56,940,738
Shares of Beneficial Interest Outstanding                                   20,953,113                4,354,489
Net Asset Value                                                                 $14.98                   $13.08
Maximum Offering Price (based on sales charge of 4.75%, 4.75% and
4.75% respectively)                                                             $15.73                   $13.73

Class B Shares
Net Assets                                                                 $25,618,707               $2,637,761
Shares of Beneficial Interest Outstanding                                    1,710,253                  201,720
Net Asset Value                                                                 $14.98                   $13.08

Class C Shares
Net Assets                                                                  $3,667,921              $59,659,290
Shares of Beneficial Interest Outstanding                                      244,864                4,562,378
Net Asset Value                                                                 $14.98                   $13.08

Class I Shares
Net Assets                                                                  $1,237,841                  $57,841
Shares of Beneficial Interest Outstanding                                       82,637                    4,274
Net Asset Value                                                                 $14.98                   $13.53

                                                                                                        Evergreen
                                                                                                    Diversified Bond
                                                                             Adjustments             Fund Pro Forma
---------------------------------------------------------------------------------------------------------------------
Assets
Identified cost of securities                                                                           $470,154,230
Net unrealized gains or losses on securities                                                              15,797,788
---------------------------------------------------------------------------------------------------------------------
Market value of securities                                                                               485,952,018
Receivables for securities sold                                                                           55,421,622
Receivable for Fund shares sold                                                                              248,765
Dividends and interest receivable                                                                          6,731,112
Receivable from investment advisor                                                                             4,173
Prepaid expenses and other assets                                                                            254,138
---------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                        548,611,828
---------------------------------------------------------------------------------------------------------------------
Liabilities
Distributions payable                                                                                        806,841
Payable for securities purchased                                                                          82,993,596
Payable for Fund shares redeemed                                                                             799,236
Deferred mortgage dollar roll income                                                                         127,714
Advisory fee payable                                                                                           4,485
Distribution Plan expenses payable                                                                             5,013
Due to other related parties                                                                                   1,262
Accrued expenses and other liabilities                                                                       188,346
---------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                    84,926,493
---------------------------------------------------------------------------------------------------------------------

Net assets                                                                                              $463,685,335
---------------------------------------------------------------------------------------------------------------------

Net assets represented by
Paid-in capital                                                                                         $557,182,231
Overdistributed net investment income                                                                     (2,154,363)
Accumulated net realized gains or losses on securities and foreign
currency related transactions                                                                           (107,140,321)
Net unrealized gains or losses on securities and foreign
currency related transactions                                                                             15,797,788
---------------------------------------------------------------------------------------------------------------------
Net assets                                                                                              $463,685,335
---------------------------------------------------------------------------------------------------------------------

Class A Shares
Net Assets                                                                                              $370,805,974
Shares of Beneficial Interest Outstanding                                    (552,977)  a                 24,754,625
Net Asset Value                                                                                               $14.98
Maximum Offering Price (based on sales charge of 4.75%, 4.75% and
4.75% respectively)                                                                                           $15.73

Class B Shares
Net Assets                                                                                               $28,256,468
Shares of Beneficial Interest Outstanding                                     (25,629)  a                  1,886,344
Net Asset Value                                                                                               $14.98

Class C Shares
Net Assets                                                                                               $63,327,211
Shares of Beneficial Interest Outstanding                                    (579,609)  a                  4,227,633
Net Asset Value                                                                                               $14.98

Class I Shares
Net Assets                                                                                                $1,295,682
Shares of Beneficial Interest Outstanding                                        (413)  a                     86,498
Net Asset Value                                                                                               $14.98

(a) Reflects the impact of converting shares of target fund into shares of the survivor fund.


             See Notes to Pro Forma Combining Financial Statements.

Evergreen Diversified Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
October 31, 2001

                                                                                  Evergreen                    Evergreen
                                                                               Diversified Bond             Quality Income
                                                                                     Fund                        Fund
--------------------------------------------------------------------------------------------------------------------------

Investment Income
Interest income                                                                    25,180,055                  8,369,584
--------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                        1,701,421                    753,540
Distribution Plan expenses                                                          1,051,935                    796,027
Transfer agent fee                                                                    771,312                    175,610
Administrative services fees                                                          343,569                    125,590
Custodian fee                                                                         100,296                     61,850
Printing and postage expenses                                                          72,250                     23,398
Registration and filing fees                                                           52,577                     10,882
Professional fees                                                                      17,014                     20,331
Trustees' fees and expenses                                                             7,499                      2,779
Interest expense                                                                        2,278                      1,642
Other                                                                                  27,869                     21,255
--------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                      4,148,020                  1,992,904
Less:  Expense reductions                                                             (19,602)                    (7,140)
            Fee waivers                                                                     0                   (145,382)
--------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                        4,128,418                  1,840,382
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              21,051,637                  6,529,202
--------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                                      (3,658,483)                 4,263,750
   Foreign currency related transactions                                             (452,952)                         0
--------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities and foreign currency related
transactions                                                                       (4,111,435)                 4,263,750
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized gains or losses on securities and foreign currency
related transactions                                                               21,419,045                  5,024,018
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency
related transactions                                                               17,307,610                  9,287,768
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               38,359,247                 15,816,970
--------------------------------------------------------------------------------------------------------------------------

                                                                                                              Evergreen
                                                                                                          Diversified Bond
                                                                                   Adjustments             Fund Pro Forma
---------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                                                 33,549,639
---------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                         (265,969)    a              2,188,992
Distribution Plan expenses                                                                  0                    1,847,962
Transfer agent fee                                                                          0                      946,922
Administrative services fees                                                                0                      469,159
Custodian fee                                                                               0                      162,146
Printing and postage expenses                                                               0                       95,648
Registration and filing fees                                                          (10,882)    b                 52,577
Professional fees                                                                     (16,800)    b                 20,545
Trustees' fees and expenses                                                                 0                       10,278
Interest expense                                                                            0                        3,920
Other                                                                                 (21,255)    b                 27,869
---------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                       (314,906)                   5,826,018
Less:  Expense reductions                                                                                          (26,742)
            Fee waivers                                                               145,382     c                      0
---------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                         (169,524)                   5,799,276
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 169,524                   27,750,363
---------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
   Securities                                                                                                      605,267
   Foreign currency related transactions                                                                          (452,952)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities and foreign currency
related transactions                                                                        0                      152,315
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized gains or losses on securities and foreign currency
related transactions                                                                                            26,443,063
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency
related transactions                                                                        0                   26,595,378
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  169,524                   54,345,741
---------------------------------------------------------------------------------------------------------------------------

a Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.

b Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

c     Reflects adjustment for fee waivers necessary for the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Diversified Bond Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
October 31, 2001

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Combining Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Diversified Bond Fund ("Diversified Bond Fund") and Evergreen Quality Income Fund ("Quality Income Fund") at October 31, 2001 and for the respective periods then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Quality Income Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Quality Income Fund by Diversified Bond Fund, in exchange for Class A, Class B, Class C and Class I shares of Diversified Bond Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class I shares of Diversified Bond Fund to the Class A, Class B, Class C and Class I shareholders of Quality Income Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Quality Income Fund will become the owners of that number of full and fractional Class A, Class B, Class C and Class I shares of Diversified Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Quality Income Fund as of the close of business immediately prior to the date that Quality Income Fund net assets are exchanged for Class A, Class B, Class C and Class I shares of Diversified Bond Fund.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

      The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Quality Income Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by First Union National Bank of North Carolina. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Diversified Bond Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class I shares of Diversified Bond Fund which would have been issued at October 31, 2001 in connection with the proposed Reorganization. Class A, Class B, Class C, and Class I shareholders of Quality Income Fund would receive Class A, Class B, Class C and Class I shares, respectively, of Diversified Bond Fund based on conversion ratios determined on October 31, 2001. The conversion ratios are calculated by dividing the net asset value per share of Class A, Class B Class C and Class I of Quality Income Fund by the net asset value per share of Class A, Class B, Class C and Class I, respectively, of Diversified Bond Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of the Diversified Bond Fund for the twelve months ended October 31, 2001 and to the average net assets of the Quality Income Fund for the twelve months ended October 31, 2001. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

                                     PART C

                         EVERGREEN FIXED INCOME TRUST
                        EVERGREEN DIVERSIFIED BOND FUND
                               OTHER INFORMATION

Item 15. Indemnification.

         The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Fixed Income Trust's Registration Statement filed on October 8,
         1997, Registration No. 333-37433.

2. Bylaws. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration No. 333-37433.

3.       Not applicable.

4.       Agreement   and  Plan  of   Reorganization.   Exhibit  A  to
         Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Fixed Income Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6(a) Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration No. 333-37433.

7(a)     Underwriting   Agreement  between  Evergreen  Distributor,   Inc.  and
         Evergreen Fixed Income Trust for Classes A and C. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 3 filed on August 31, 1998, Registration
         No. 333-37433.

7(b)     Underwriting   Agreement  between  Evergreen  Distributor,   Inc.  and
         Evergreen Fixed Income Trust for Classes B and I. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration
         No. 333-37433.

7(c) Specimen Copy of Dealer Agreement for used by Evergreen Distributor, Inc. Incorporated by reference to Evergreen Fixed Income Trust's Pre-Effective Amendment No. 1 filed on November 10, 1997.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Fixed Income Trust's Pre-Effective Amendment No. 1 filed on November 10, 1997, Registration No. 333-37433.

9. Agreement between State Street Bank and Trust Company and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 3 filed on August 31, 1998, Registration No. 333-37433.

10(a) Rule 12b-1 Distribution Plans for Classes A and C. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 3 filed on August 31, 1998, Registration
         No. 333-37433.

10(b) Rule 12b-1 Distribution Plans for Class B. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration
         No. 333-37433.

10(c) Multiple Class Plan. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration No. 333-37433.

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Registration Statement on Form N-14/AE filed on February 5, 2002, Registration No. 333-82164.

12.      Tax Opinion and Consent of Sullivan & Worcester LLP. Contained herein.

13.      Not applicable.

14(a).   Consent  of  KPMG  LLP.   Incorporated  by  reference  to  Registration
         Statement on Form N-14/AE filed on February 5, 2002, Registration No. 333-82164.

15.      Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 3 filed on August 31, 1998, Registration No. 333-37433.

17.      Proxy Card.  Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 21st day of March, 2002.

                                         EVERGREEN EQUITY TRUST

                                         By: /s/ Michael H. Koonce

                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 21st day of March, 2002.


/s/ William M. Ennis                    /s/ Carol A. Kosel                 /s/ Charles A. Austin, III
-----------------------                 ------------------                 --------------------------
William M. Ennis*                       Carol A. Kosel*                    Charles A. Austin III*
President                               Treasurer                          Trustee
(Chief Operating Officer)               (Principal Financial and
                                        Accounting Officer)

/s/ K. Dun Gifford                      /s/ William Walt Pettit            /s/ Gerald M. McDonnell
-----------------------                 -----------------------            -----------------------
K. Dun Gifford*                         William Walt Pettit*               Gerald M. McDonnell*
Trustee                                 Trustee                            Trustee


/s/ Thomas L. McVerry                   /s/ Michael S. Scofield            /s/ David M. Richardson
----------------------                  -----------------------            -----------------------
Thomas L. McVerry*                      Michael S. Scofield*               David M. Richardson*
Trustee                                 Chairman of the Board              Trustee
                                        and Trustee

/s/ Russell A. Salton, III MD           /s/ Leroy Keith, Jr.               /s/ Richard J. Shima
-----------------------------           ------------------------           -------------------------
Russell A. Salton, III MD*              Leroy Keith, Jr.*                  Richard J. Shima*
Trustee                                 Trustee                            Trustee


/s/ Richard K. Wagoner

-------------------------
Richard K. Wagoner*
Trustee

*By: /s/ Catherine E. Foley

----------------------------
Catherine E. Foley
Attorney-in-Fact

         *Catherine E. Foley, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

12.      Tax Opinion and Consent of Sullivan & Worcester LLP.
17       Proxy Card

                                               March 21, 2002



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen Fixed Income Trust (the "Trust")
         Evergreen Diversified Bond Fund
         Registration Statement on Form N-14AE, File No. 333-82164

Ladies and Gentlemen:

     Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is Post-Effective Amendment No. 1 to the Registration Statement on Form N-14AE of Trust. This filing relates to the acquisition of the assets of Evergreen Quality Income Fund, a series of the Trust, by and in exchange for shares of Evergreen Diversified Bond Fund, a series of the Trust.

     This  Amendment  is being filed  pursuant to Rule 485(b) under the 1933 Act
(i) for the purpose of filing certain exhibits and (ii) to make such other non-material changes as the Trust may deem appropriate.

     To my knowledge, the Amendment does not contain disclosure that would render it ineligible to become effective pursuant to Rule 485(b).

     Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3676.

                                         Very truly yours,

                                         /s/ Catherine E. Foley

                                         Catherine E. Foley

Enclosures

cc: Robert N. Hickey, Esq.